                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       LEVEL 8 SYSTEMS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                 [LEVEL 8 LOGO]

                              8000 REGENCY PARKWAY
                           CARY, NORTH CAROLINA 27511

                                                                  April 30, 1999

Dear Stockholder:

    You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Level 8 Systems, Inc. (the "Company") to be held at the Grand Hyatt New York, Park Avenue and Grand Central, New York, New York on May 26, 1999 at 10:00 a.m., local time. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

    The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. We also will report on the operations of the Company during the past year as well as on our plans for the future.

    We are including with this Proxy Statement a copy of the Company's Annual Report on Form 10-K. It contains information on the Company's operations, markets, products and services as well as the Company's audited financial statements.

    We have a number of important proposals to be acted upon at the Annual Meeting, including proposals to reincorporate the Company under Delaware law, increase the number of authorized shares of capital stock, and approve proposed additional financing. We believe these proposals position the Company for its future growth. Please review the proxy statement carefully. Please take this opportunity to become involved in the affairs of the Company and ensure your shares are represented at the meeting in person or by proxy.

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. Returning the proxy does NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares in person if you desire.

                                          Sincerely,

                                         /s/ ARIE KILMAN
                                          --------------------------------

                                          Arie Kilman
                                          Chairman of the Board

                            YOUR VOTE IS IMPORTANT!

    WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                             LEVEL 8 SYSTEMS, INC.
                              8000 REGENCY PARKWAY
                           CARY, NORTH CAROLINA 27511

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 1999

TO THE STOCKHOLDERS OF LEVEL 8 SYSTEMS, INC.:

    Notice is hereby given that the Annual Meeting of Stockholders of Level 8 Systems, Inc. (the "Company") will be held at the Grand Hyatt New York, Park Avenue and Grand Central, New York, New York on May 26, 1999, at 10:00 a.m., local time, for the following purposes:

     1. To elect seven (7) directors to the Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To consider and vote upon a proposal to issue up to 6,000,000 shares of the Company's common stock ("Common Stock") through a private placement transaction.

     3. To consider and vote upon a plan of merger to reincorporate the Company under the laws of the State of Delaware.

     4. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized and issuable shares of Common Stock from 15,000,000 to 40,000,000 shares.

     5. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized and issuable shares of preferred stock, par value $.01 per share (the "Preferred Stock"), from 1,000,000 to 10,000,000 shares.

     6. To consider and vote upon an amendment to the Company's 1997 Stock Option Plan increasing the number of shares of Common Stock subject to awards under the plan from 1,400,000 to 2,600,000.

     7. To consider and vote upon a proposal to adopt the Company's Employee Stock Purchase Plan (U.S.).

     8. To consider and vote upon a proposal to adopt the Company's International Stock Purchase Plan

     9. To consider and vote upon a proposal to adopt the Company's Outside Directors Stock Incentive Plan.

    10. To ratify the appointment of PricewaterhouseCoopers L.L.P. as the Company's independent public accountants.

    11. To transact such other business as may properly come before the meeting and any adjournment(s) thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

    The close of business on April 19, 1999 has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ DENNIS MCKINNIE
                                          --------------------------------------
                                          Dennis McKinnie
                                          Senior Vice President
                                          Chief Legal and Administrative Officer
                                          and Corporate Secretary

Cary, North Carolina
April 30, 1999

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. NO POSTAGE IS NEEDED IF MAILED IN THE UNITED STATES.

                             LEVEL 8 SYSTEMS, INC.
                              8000 REGENCY PARKWAY
                           CARY, NORTH CAROLINA 27511

                                PROXY STATEMENT

    This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Level 8 Systems, Inc., a New York corporation (the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Stockholders of the Company to be held at the Grand Hyatt New York, Park Avenue and Grand Central, New York, New York at 10:00 a.m., local time, on May 26, 1999, and at any adjournment thereof (the "Annual Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting and Form of Proxy are being mailed to the Company's stockholders on April 30, 1999.

                                     VOTING

    If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted at the Annual Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any stockholder who gives a proxy may revoke it at any time before it is exercised by giving a later proxy, by attending the meeting and voting in person or by giving notice of revocation to the Company's Secretary. Executed but unmarked proxies will be voted "FOR" each of the proposals described in this Proxy Statement and in accordance with the best judgment of the proxy holders on any other matter that may properly come before the meeting.

    The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast. The amendment of the Company's Certificate of Incorporation requires the favorable vote of the holders of a majority of all outstanding shares of Common Stock of the Company, pursuant to the requirements of the New York Business Corporation Law (the "BCL"). With respect to the proposal to approve a plan of merger to reincorporate the Company under the laws of the State of Delaware, the BCL requires the affirmative vote of two-thirds of the votes of all outstanding shares entitled to vote thereon to approve such proposal. A majority of the votes cast is required to approve each of the other proposals described in this Proxy Statement. Abstentions, broker non-votes, and withheld votes will not be considered "votes cast" based on current state law requirements and the Company's Certificate of Incorporation and By-laws.

    Stockholder votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. All stockholder meeting proxies, ballots, and tabulations that identify individual stockholders are kept secret, and no such document shall be available for examination, nor shall the identity or the vote of any stockholder be disclosed except as may be necessary to meet legal requirements under the laws of New York, the Company's state of incorporation.

    The close of business on April 19, 1999 has been fixed by the Board of Directors as the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting. As of that date, the Company had 8,720,994 shares of Common Stock outstanding, with each share being entitled to one vote. Liraz Systems Ltd., a company incorporated under the laws of Israel ("Liraz") has the right to vote approximately 57% of the outstanding shares of Common Stock. It is anticipated that Liraz will vote such shares in favor of each of the proposals listed herein. Accordingly, Liraz has sufficient voting power to assure the approval of each of the proposals to be submitted to stockholders at the annual meeting other than the proposed plan of merger to re-incorporate under Delaware law, which requires the approval of the holders of two-thirds of the outstanding Common Stock.

    The expense of the solicitation of proxies will be borne by the Company. Following the original mailing of the proxy material, solicitation of proxies may be made by mail, telephone, telegraph, courier service, or personal interview by certain of the regular employees of the Company, who will receive no additional compensation for their services. In addition, the Company will reimburse brokers and other nominees for their reasonable expenses incurred in forwarding soliciting material to beneficial owners.

                         BENEFICIAL OWNERSHIP OF SHARES

    The following table sets forth certain information as of March 31, 1999 with respect to beneficial ownership of shares by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each of the Company's directors and director nominees, (iii) the executive officers of the Company named in the Summary Compensation Table (the "named executives") and (iv) all directors and executive officers of the Company as a group.

    Stock ownership information has been furnished to the Company by the named person. Beneficial ownership as reported in this section was determined in accordance with Securities and Exchange Commission regulations and includes shares as to which a person possesses sole or shared voting and/or investment power and shares that may be acquired on or before May 31, 1999 upon the exercise of stock options. Except as otherwise stated in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as beneficially owned by such persons.

                                                                           COMMON STOCK
                                                                    --------------------------
                                                                      NO. OF      PERCENT OF
NAME OF BENEFICIAL OWNER                                              SHARES         CLASS
------------------------------------------------------------------  -----------  -------------
Liraz Systems Ltd. ("Liraz")(1)...................................   4,933,120(2)          57%
Welsh, Carson, Anderson & Stowe ("WCAS")(3).......................   1,250,000(4)          14%
Arie Kilman(5)....................................................           0             *
Samuel Somech(6)..................................................     461,138             5%
Theodore Fine(7)..................................................     114,153             1%
Frank J. Klein(8).................................................           0             *
Lenny Recanati(9).................................................           0             *
Michel Berty(10)..................................................       8,000             *
Robert M. Brill(11)...............................................     281,557             3%
All current directors and executive officers as a group (7
  persons)........................................................     664,848             8%

------------------------

*   Represents less than one percent of the outstanding shares.

 (1) The address of Liraz is 5 Hazoref Street, Holon 58856 Israel.

 (2) Includes 2,071,257 shares that Liraz may be deemed to share voting power and dispositive power of Common Stock with Liraz Export (1990) Ltd., an Israeli corporation and a wholly-owned subsidiary of Liraz. Mr. Arie Kilman is the Chief Executive Officer and Chairman of the Board of Directors of the Company and the President and Chairman of the Board of Directors of Liraz. The Company has been advised that, as of December 31, 1998, Mr. Kilman owned 1,170,670 ordinary shares of Liraz, which was approximately 19.4% of the ordinary shares of Liraz. Mr. Kilman may, by reason of his ownership in and relationship with Liraz, be deemed to share voting power and dispositive power with respect to the 4,933,120 shares of Common Stock beneficially owned by Liraz and therefore may be deemed to be the beneficial owner of such shares.

    Mr. Kilman is a party to a shareholders' agreement (the "Shareholders' Agreement") with PEC Israel Economic Corporation ("PEC") and Discount Investment Corporation Ltd. ("DIC"), pursuant to which Mr. Kilman, PEC and DIC have agreed to act together to elect directors of Liraz and for certain other purposes. The Company has been advised that each of PEC and DIC beneficially own approximately 20.75% of the ordinary shares of Liraz as of December 31, 1998. By virtue of the Shareholders' Agreement, each party to the Shareholders' Agreement may be deemed to own beneficially the ordinary shares of Liraz owned by the other parties. Each party to the Shareholders' Agreement disclaims any beneficial ownership of the ordinary shares of Liraz owned by the other parties.

    IDB Holding Corporation Ltd. ("IDB Holding") owns approximately 71% of the outstanding shares of IDB Development Corporation Ltd. ("IDB Development"). IDB Development, in turn, owns approximately 72% of the outstanding DIC ordinary shares and DIC owns approximately 81% of the outstanding PEC common stock. By reason of the IDB Holdings' ownership of IDB Development voting securities and DIC's ownership of PEC voting securities, IDB Holding may be deemed to be the beneficial owner of DIC ordinary shares held by IDB Development and PEC common stock held by DIC. By reason of their positions with, and control of voting securities of, IDB Holding, Ralphael Recanati of Tel Aviv, Israel, and Elaine Recanati of Herzliya, Israel, who are brother-in-law and sister-in-law, and Leon Recanati of Tel Aviv, Israel and Judith Yovel Recanati of Herzliya, Israel, who are brother and sister, may be each deemed to share the power to direct the voting and disposition of the outstanding shares of DIC ordinary shares owned by IDB Development and PEC common stock held by DIC and may each, under existing regulations of the Securities and Exchange Commission therefore be deemed a beneficial owner of the shares. Leon Recanati and Judith Yovel Recanati are the nephew and niece of Raphael and Elaine Recanati. Companies that the Recanati family control hold approximately 51.6% of the outstanding shares of IDB Holding.

    Excludes 1,250,000 shares of Common Stock held by Welsh, Carson, Anderson and Stowe VI, L.P. ("WCAS VI") and certain parties affiliated or associated with WCAS VI (collectively, the "WCAS Parties"), which Liraz and the Company may be deemed to share voting power and/or investment power pursuant to an agreement between the Company and the WCAS Parties dated November 23, 1998.

 (3) The address of WCAS is 320 Park Avenue, Suite 2500, New York, New York
     10022.

 (4) Includes 944,844 shares of Common Stock, and 250,000 additional shares of Common Stock issuable upon the exercise of warrants held by WCAS VI; 11,290 shares held by WCAS Information Partners II, L.P. ("WCAS Information Partners"); 806 shares held by Trust U/A dated November 26, 1984 for the Benefit of Eric Welsh; 806 shares by Trust U/A dated November 26, 1984 for the benefit of Randall Welsh; 806 shares held by Trust U/A dated November 26, 1984 for the benefit of Jennifer Welsh; 1,613 shares held by Reboul, MacMurray, Hewitt, Maynard and Kristol; and 35,803 shares held by general partners of WCAS. WCAS is general partner of each of the foregoing limited partnerships. The principals of WCAS are Bruce K. Anderson, Russell L. Carson, Anthony J. de Nicola, James B. Hoover, Thomas E. McInerney, Robert
     A. Minicucci, Andrew M. Paul, Richard A. Stowe, Laura Van Buren and Patrick
     J. Welsh.

 (5) Excludes 4,933,120 shares owned by Liraz, which may be deemed beneficially owned by Mr. Kilman as a result of his position as President and Chairman of the Board of Liraz and owner of approximately 22.4% of Liraz. On March 30, 1999, Mr. Kilman voluntarily terminated all of his outstanding options to purchase 200,000 shares of Common Stock. As a result, Mr. Kilman no longer holds any options to purchase shares of Common Stock.

 (6) Includes 461,138 shares subject to stock options exercisable within sixty
     (60) days; excludes 16,667 shares subject to stock options not exercisable within sixty (60) days.

 (7) Includes 83,068 shares subject to stock options exercisable within sixty
     (60) days; excludes 27,834 shares subject to stock options not exercisable within sixty (60) days.

 (8) Excludes 4,933,120 shares owned by Liraz, which may be deemed beneficially owned by Mr. Klein as a result of his position as an executive officer of PEC, which owns approximately 20.75% of Liraz.

 (9) Excludes 4,933,120 shares owned by Liraz, which may be deemed beneficially owned by Mr. Recanati as a result of his position as an executive officer of Discount Investment Corporation Ltd. ("DIC"), which owns approximately 20.75% of Liraz.

(10) Includes 8,000 shares subject to stock options exercisable within sixty
     (60) days; excludes 4,000 shares subject to stock options not exercisable within sixty (60) days.

(11) Includes 77,557 shares of Common Stock and warrants to purchase 200,000 shares of Common Stock that are held by Poly Ventures Associates II, L.P., which may be deemed beneficially owned by Dr. Brill as a result of his position as a General Partner of Poly Ventures Associates II, L.P. and 4,000 shares subject to stock options exercisable within sixty (60) days; excludes 8,000 shares subject to stock options not exercisable within sixty
     (60) days.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The Board of Directors has nominated Arie Kilman, Michel Berty, Robert Brill, Theodore Fine, Frank Klein, Lenny Recanati, and Samuel Somech for election as directors at the 1999 Annual Meeting of Stockholders. All nominees currently are members of the Board of Directors and have consented to serve as directors if elected. Each of the directors elected at the 1999 Annual Meeting of Stockholders (and any director subsequently appointed to fill the existing vacancy) will serve until the 2000 Annual Meeting of Stockholders and until the election and qualification of his successor or until his earlier death, resignation or removal.

    It is the intention of the persons named as proxies to vote the proxies FOR the election to the Board of Directors of the seven nominees named above, unless a stockholder directs otherwise. In the event that a vacancy (which is not anticipated) arises among the nominees prior to the Annual Meeting, the proxy will be voted for the remaining nominees and may be voted for a substitute nominee designated by the Board of Directors. The affirmative vote of a plurality of the votes cast by the holders of Common Stock, voting together as a single class, will be required to elect each of the nominees as a director of the Company for the ensuing year.

VOTE TO ELECT DIRECTORS

    Directors are elected by a plurality of the votes cast. As of the record date for the Annual Meeting, Liraz, has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock and has advised the Company that it intends to vote for the election of the nominees named in this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROPOSAL.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS AND DIRECTOR NOMINEES

    Set forth below with respect to each nominee is his name, age, principal occupation and business experience for the past five years and length of service as a director of the Company.

ARIE KILMAN

    Director since July 1997.  Age: 45

    Mr. Kilman has served as Chairman of the Board of Directors of the Company since July 1997. Mr. Kilman has also been Chief Executive Officer of the Company since July 1996. He was President of the Company from July 1996 to October 1996. He previously served as Chairman of the Board of Directors of the Company from December 1994 to July 1996. Mr. Kilman has served as a Chairman of the Board and President of Liraz since 1983. He is a citizen of Israel.

MICHEL BERTY

    Director since July 1997.  Age: 59

    Mr. Berty has served as a Director of the Company since July 1997. Since April 1997, Mr. Berty has been the owner of MBY Consultant, Inc. Mr. Berty currently serves as a director of Sapiens, Mastech, Merant, Elligent and Ascent Logic. Mr. Berty served as the Chairman of the Board and Chief Executive Officer of Cap Gemini America (an international information technology consulting firm) from 1993 to April 1997. From 1986 to 1992, he served as the General Secretary of the Gemini Sogeti Group (the parent corporation of Cap Gemini America).

ROBERT M. BRILL, PHD.

    Director since March 1998.  Age: 52

    Dr. Brill has served as a Director of the Company since March 1998. Dr. Brill was recently elected to the Audit Committee of the Board of Directors. Dr. Brill also is a General Partner of the New Light Management, L.P., Newlight Associates (BVI), L.P., Poly Ventures Associates I, LP and Poly Ventures Associates II, LP, venture capital funds specializing in investments in high technology companies. He is also a Director of Standard MicroSystems Corporation. Prior to 1989, Dr. Brill had been the Chief Executive Officer of several high technology companies and has held executive and technical positions with Harris Corporation and IBM. Dr. Brill received degrees in engineering physics and physics from Lehigh University and a Ph.D. in physics from Brown University.

THEODORE FINE

    Director since April 1995.  Age: 62

    Mr. Fine has served as a Director of the Company since April 1995. Mr. Fine co-founded Level 8 Technologies with Mr. Somech in February 1994. Mr. Fine is also a director and the Chief Executive Officer of Buysmart Enterprises, Inc. Mr. Fine is also a member of the board of directors of ZMAX Corporation. Since January 1993, Mr. Fine has been a management information systems consultant to the financial community and, from April 1995 to July 1996, served as a marketing and sales consultant to the Company. From March 1974 to December 1992, Mr. Fine was Vice President of Technology for Retail International Operations of CitiBank, N.A.

FRANK J. KLEIN

    Director since December 1994.  Age: 55

    Mr. Klein has served as a Director of the Company since December 1994. Since January 1, 1995, Mr. Klein has been the President of PEC Israel Economic Corporation ("PEC"), a corporation that holds equity interests in companies located in Israel or are Israel-related. Prior to Mr. Klein's appointment as President of PEC, he served as Executive Vice President of Israel Discount Bank of New York from 1985. Mr. Klein has served as Executive Vice President of PEC from November 1977 to November 1991 and as Treasurer of PEC from May 1990 to November 1991. He is a Director of PEC, as well as a number of companies affiliated with PEC, including Elron Electronics Industries Limited and Scitex Corporation Limited. He also is a director of Super-Sol Ltd. and Tefron Ltd.

LENNY RECANATI

    Director since December 1994.  Age: 44

    Mr. Recanati has served as a Director of the Company since December 1994. During the last twelve years, Mr. Recanati has been a Senior Manager and Director of Discount Investment Corporation ("DIC"). He is Chairman of the Board of Directors of Ilanot-Discounts Mutual Fund Management Company and is a member of the Board of Directors of a number of Israeli industrial and other enterprises affiliated with DIC, including Liraz, Klil Industries Ltd., Elron Electronics Industries Ltd., Super-Sol Ltd., Bayside Land Corporation Ltd., Tefron Ltd. and Tambour Ltd. Mr. Recanati is a citizen of Israel.

SAMUEL SOMECH

    Director since April 1995.  Age: 44

    Mr. Somech has served as President and Chief Technology Officer of the Company since October 1996, a Director of the Company since April 1995, Vice President of the Company from April 1995 to

October 1996, President and Chief Operating Officer of Level 8 Technologies, Inc. ("Level 8 Technologies") since April 1995, Technical Director, Messaging Group, of Apertus Technologies, Inc. from January 1994 to March 1994 and Technical Director, Messaging Group, of NYNEX from September 1990 to December 1993. Mr. Somech co-founded Level 8 Technologies with Theodore Fine in February 1994. Mr. Somech is a citizen of Israel.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors is responsible for the overall affairs of the Company. The Board of Directors held six meetings in 1998. Each director attended over 75% of the meetings of the Board and of any committees on which he served in fiscal 1998. To assist the Board of Directors in carrying out this responsibility, the Board has delegated certain authority to several committees. Information concerning those committees follows.

    Messrs. Kilman, Klein and Recanati serve on the Compensation Committee of the Board of Directors. The Compensation Committee has (i) full power and authority to interpret the provisions of and supervise the administration of the Company's 1995 Stock Incentive Plan, the 1997 Stock Option Plan, the Company's Employee Stock Purchase Plan (U.S.), the Company's International Stock Purchase Plan and the Company's Outside Directors Stock Incentive Plan, and (ii) the authority to review all compensation matters relating to the Company. The Compensation Committee met five times during fiscal 1998.

    Messrs. Brill, Klein and Recanati presently serve on the Audit Committee of the Board of Directors. The Audit Committee recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and approves any special assignments given to such accountants. The Audit Committee also reviews the planned scope of the annual audit, any changes in accounting principles and the effectiveness and efficiency of the Company's internal accounting staff. The Audit Committee met three times during fiscal 1998.

    The Board of Directors does not have a nominating committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee is comprised of Messrs. Kilman, Klein and Recanati. Mr. Kilman is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Except for Mr. Kilman, none of the other members of the Compensation Committee has served as an executive officer of the Company and no executive officer of the Company has served as a member of the Compensation Committee of any other entity of which Messrs. Kilman, Klein or Recanati have served as executive officers. There were no interlocking relationships between the Company and other entities that might affect the determination of the compensation of the directors and executive officers of the Company.

DIRECTOR COMPENSATION

    Michel Berty is entitled to receive each year, for serving as a director, $12,000 and has received options to purchase 12,000 shares of Common Stock at an exercise price of $12.75 per share. None of the Company's other directors is entitled to additional compensation for serving on the Board of Directors of the Company in 1998, other than reimbursement of reasonable expenses incurred in attending meetings. As more fully described in Proposal 8 herein, the Board of Directors recently approved, subject to stockholder approval, the Outside Directors Stock Incentive Plan which grants to each outside director options to purchase 12,000 shares of Common Stock and provides for partial payment of director fees in shares of Common Stock.

ADDITIONAL INFORMATION

    For additional information that should be considered with regard to the election of directors, see "Executive Compensation," "Stock Performance Graph" and "Compliance With Section 16(a) of the Securities Exchange Act of 1934" below.

                               EXECUTIVE OFFICERS

    The Company's current executive officers are listed below, together with their age, position with the Company and business experience for the past five years.

ARIE KILMAN  Age: 45

    Mr. Kilman currently serves as the Chairman of the Board and Chief Executive Officer of the Company. Please refer to the section of this Proxy Statement entitled "Additional Information Concerning the Board of Directors and Director Nominees" for additional information regarding Mr. Kilman's experience.

STEVEN DMISZEWICKI  Age: 37

    Mr. Dmiszewicki has served as the Chief Operating Officer of the Company since January 1999. Mr. Dmiszewicki has served as Co-President and Chief Financial Officer of Seer Technologies, Inc. ("Seer") since May 1998. From October 1996 to May 1998, he served as Senior Vice President and Chief Financial Officer of Seer. From July 1996 to October 1996, he was employed by Healthpoint G.P. as Vice President, Chief Financial and Administrative Officer. From February 1996 to July 1996, Mr. Dmiszewicki served Seer as Vice President and Chief Financial Officer. From February 1993 until February 1996, Mr. Dmiszewicki served as Seer's Vice President--Finance. Mr. Dmiszewicki, a Certified Public Accountant, obtained his B.S. in Business Administration from Bucknell University.

SAMUEL SOMECH  Age: 44

    Mr. Somech currently serves as the President of the Company. Please refer to the section of this Proxy Statement entitled "Additional Information Concerning the Board of Directors and Director Nominees" for additional information regarding Mr. Somech's experience.

DENNIS MCKINNIE  Age: 42

    Mr. McKinnie has served as Senior Vice President, Chief Legal and Administrative Officer and Corporate Secretary of the Company since January 1999. Prior to that, Mr. McKinnie served as Vice President, Chief Legal and Administrative Officer and Corporate Secretary of Seer since April 1998. Prior to that, Mr. McKinnie was Vice President and General Counsel of Seer. He has also served as Corporate Secretary of Seer since February 1996 and as Assistant Secretary prior thereto. From September 1989 to October 1994, he was associated with the Atlanta, Georgia law firm of Powell, Goldstein, Frazer & Murphy, where he was a member of that firm's Technology Litigation Group. Prior to becoming associated with Powell Goldstein, he was Staff Counsel to the Supreme Court of the United States. During his 16 years of law practice, he also clerked for the Alabama Supreme Court and the United States Court of Appeals for the Eleventh Circuit. Mr. McKinnie holds a B.A. from Union University and a J.D. from the Cumberland School of Law of Samford University.

RENEE FULK  Age: 30

    Ms. Fulk is currently serving as Vice President, Finance for the Company. She is also the Director of Corporate Finance for Seer. Prior to this position, she served as Seer's Director of Finance for the Americas Operating Division. From March 1996 to November 1996, she was employed as Seer's Manager of Financial Reporting. Prior to joining Seer, Ms. Fulk was with Deloitte & Touche, LLP from August 1990 to March 1996. Ms. Fulk, a Certified Public Accountant, obtained her B.S. in Accounting from East Carolina University.

                             EXECUTIVE COMPENSATION

    The following summary compensation table sets forth the compensation earned by the Company's current Chief Executive Officer and the four other executive officers serving or having served at the end of fiscal 1998 whose salary and bonus exceeded $100,000 for services rendered to the Company during fiscal 1998. The table reflects compensation earned for each of the last three years or for such shorter period of service as an executive officer as is reflected below. Steven Dmiszewicki was not an executive officer of the Company until January 27, 1999 and, therefore, is not reflected in the table below. For information regarding Mr. Dmiszewicki's compensation, see "--Employment Agreements, Termination of Employment and Change-In-Control Arrangements." For the principal terms of options granted during 1998, see "--Option Grants in Fiscal 1998."

                           SUMMARY COMPENSATION TABLE

                                       ANNUAL COMPENSATION
--------------------------------------------------------------------------------------------------
                                                                          SECURITIES
                                     FISCAL                OTHER ANNUAL   UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR       SALARY    COMPENSATION(1)   OPTIONS   COMPENSATION
---------------------------------  -----------  ---------  -------------  -----------  -----------
Arie Kilman,.....................        1998   $ 115,000(2)   $  96,350(3)          0  $       0
  Chief Executive Officer,               1997   $ 112,500    $       0       50,0000    $       0
  Chairman of the Board and              1996   $  95,000    $       0             0    $       0
  Director

Samuel Somech,...................        1998   $ 150,000    $   7,200             0    $       0
  President, Chief Technology            1997   $ 150,000    $       0        50,000    $       0
  Officer and Director                   1996   $ 129,165    $       0       250,000    $       0

Gonen Ziv,.......................        1998   $ 148,246    $   1,181        80,000    $       0
  Senior Vice President, General
  Manager-Americas

Joseph Schwartz,.................        1998   $ 145,833    $       0       150,000    $       0
  Vice President, Group Product
  Manager

Robert Lord,.....................        1998   $ 183,647    $       0             0    $  17,500(4)
  Executive Vice President

------------------------

(1) The indicated amounts do not reflect non-cash compensation in the form of personal benefits provided by the Company that may have value to the recipient. Although such compensation cannot be determined precisely, the Company has concluded that the aggregate value of such benefits awarded to any named executive officer did not exceed the lesser of $50,000 or 10% of his salary and bonus for any fiscal year to which such benefits pertain, except as described in note 3 below with respect to Mr. Kilman.

(2) Mr. Kilman's salary for 1998 includes an aggregate of $60,000 paid by the Company and $55,000 paid by Liraz.

(3) The indicated amounts reflect compensation paid to Mr. Kilman to pay for travel expenses to and from New York and living expenses in New York, including rent for an apartment, an automobile lease and miscellaneous expenditures related thereto. Liaz has agreed to reimburse the Company at a rate of $3,000 per month for Mr. Kilman's travel expenses.

(4) The indicated amount reflects a severance payment made to Mr. Lord upon his termination of employment on December 15, 1998.

    The following table sets forth information regarding each grant of stock options to each of the named executives during fiscal 1998. The Company is required to withhold from the shares issued upon exercise a number of shares sufficient to satisfy applicable withholding tax obligations. The Company did not award any stock appreciation rights ("SARs") during fiscal 1998.

                          OPTION GRANTS IN FISCAL 1998

                                                                                                            POTENTIAL REALIZABLE
                                                                   INDIVIDUAL GRANTS                               VALUE
                                                --------------------------------------------------------  AT ASSUMED ANNUAL RATES
                                                 NUMBER OF      PERCENT OF
                                                SECURITIES     TOTAL OPTIONS                                OF APPRECIATION FOR
                                                UNDERLYING      GRANTED TO       EXERCISE                       OPTION TERM
                                                  OPTIONS      EMPLOYEES IN        PRICE     EXPIRATION   ------------------------
NAME                                              GRANTED       FISCAL YEAR      ($/SHARE)      DATE        5% ($)      10% ($)
----------------------------------------------  -----------  -----------------  -----------  -----------  ----------  ------------
Arie Kilman...................................           0               0%      $       0        0       $        0  $          0

Samuel Somech.................................           0               0%      $       0        0       $        0  $          0

Gonen Ziv.....................................      30,000             2.2%      $    9.00     6/26/08    $  169,802  $    430,310

                                                    50,000             2.6%      $    7.88    12/15/08    $  247,784  $    627,935

Joe Schwartz..................................      75,000             5.5%      $    9.00     6/26/08    $  424,504  $  1,075,776

                                                    75,000             5.5%      $    7.88    12/15/08    $  371,677  $    941,902

Robert Lord...................................           0               0               0        0                0             0

    The following table sets forth information concerning the options exercised during fiscal 1998 and held at December 31, 1998 by the named executives.

                FISCAL 1998 YEAR-END OPTION HOLDINGS AND VALUES

                                                                NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED         IN-THE-MONEY
                                                              OPTIONS AT DECEMBER 31,   OPTIONS AT DECEMBER 31,
                                                                        1998                    1998(1)
                                                              ------------------------  ------------------------
                                     SHARES
                                    ACQUIRED
                                       ON           VALUE
NAME                                EXERCISE      REALIZED    EXERCISABLE  UNEXERCISABLE EXERCISABLE UNEXERCISABLE
--------------------------------  -------------  -----------  -----------  -----------  -----------  -----------
Arie Kilman.....................            0     $       0       33,000(2)     16,667(2)  $       0  $       0
Samuel Somech...................            0     $       0      461,138       16,667    $ 783,461    $       0
Gonen Ziv.......................            0     $       0       26,667       53,333    $  37,001    $  73,999
Joe Schwartz....................            0     $       0       50,000      100,000    $  62,375    $ 124,750
Robert Lord.....................            0     $       0       23,167       16,333    $  20,963    $       0

------------------------

(1) Calculated by subtracting the exercise price from $9.6875 per share, the closing price of the Company's Common Stock as reported by the Nasdaq Stock Market on December 31, 1998, and multiplying the difference by the number of shares underlying each option.

(2) On March 30, 1999, Mr. Kilman voluntarily terminated all of his outstanding options to purchase 200,000 shares of Common Stock. As a result, Mr. Kilman no longer holds any options to purchase shares of Common Stock.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    Under the employment agreement between the Company and Mr. Kilman, Mr. Kilman will serve as Chief Executive Officer of the Company until May 1, 1999, subject to earlier termination under certain circumstances. The agreement also provides that Mr. Kilman will devote substantially all his business time to the affairs of the Company. In February 1999, Mr. Kilman's annual base salary was set at $120,000. Mr. Kilman is eligible for an incentive bonus up to $75,000 based upon the Company achieving certain performance goals. In February 1999, Mr. Kilman was granted an option to purchase 150,000 shares of Common Stock. Twenty-five (25%) of these stock options vested on February 26, 1999, and the remainder vests in three increments of twenty-five (25%) percent each over the next three years. If Mr. Kilman's employment by the Company is terminated for any reason, Mr. Kilman has agreed that, for one year after such termination and except for his services for Liraz, he will not engage in any business that competes with the Company's business at the time of the termination. On March 30, 1999, Mr. Kilman voluntarily terminated all of his outstanding options to purchase 200,000 shares of Common Stock. As a result, Mr. Kilman no longer holds any options to purchase shares of Common Stock.

    Under the employment agreement between the Company and Mr. Somech, Mr. Somech will serve as President of the Company until November 8, 1999, subject to earlier termination under certain circumstances. The Company pays Mr. Somech (a) an annual base salary of $150,000, (b) an annual increase in base salary as determined by the Board of Directors of the Company, in its discretion, (c) a performance bonus determined by the Board of Directors of the Company and (d) a car and telephone allowance of $2,000 a month. In the event that Mr. Somech's employment is terminated prior to November 8, 1999, Level 8 Technologies will pay Mr. Somech a termination fee equal to 50% of the salary Mr. Somech would have received from the date of termination until November 8, 1999. If Mr. Somech's employment is terminated for any reason (other than by the Company without cause), Mr. Somech has agreed that, for one year after such termination, he will not directly or indirectly (i) compete with Level 8 Technologies' consulting services in the United States regarding middleware, messaging or fault-tolerant transaction processing, (ii) engage or participate in any business that provides consulting services within the United States with respect to middleware, messaging or fault-tolerant transaction processing, (iii) solicit or divert business from Level 8 Technologies or assist any business in attempting to do so, (iv) cause any business to refrain from doing business with Level 8 Technologies or (v) solicit or hire any person who was an employee of Level 8 Technologies during the term of his employment agreement or assist any business in attempting to do so. On February 26, 1999, Mr. Somech and the Company entered into an amendment to his employment agreement that permits Mr. Somech to retire from the Company at any time during his employment upon three-months notice to the Company. Upon his retirement, Mr. Somech will receive retirement benefits of $20,000 per month for a period of two years and his health care benefits will continue during this time or until he obtains alternative health care coverage, whichever is sooner. During his first year of retirement, Mr. Somech has agreed to make himself available to assist the Company and its employees on transition matters.

    Mr. Dmiszewicki was elected to serve as the Chief Operating Officer of the Company on January 27, 1999. Under the employment arrangement between the Company and Steven Dmiszewicki effective December 4, 1998, the Company will pay to Mr. Dmiszewicki an annual base salary of $200,000. In addition, he will be eligible to participate in an incentive bonus program based upon the Company's attainment of certain performance goals. During the first year of his employment, Mr. Dmiszewicki will have a bonus potential of up to $200,000. In the event of termination of Mr. Dmiszewicki's employment, other than voluntarily or for cause, his base salary will be continued for twelve (12) months. Mr. Dmiszewicki has also received a stock option to purchase 200,000 shares of Common Stock. Twenty-five (25%) of this stock option vested on December 4, 1998 and the remainder vests in increments of twenty-five (25%) percent over the next three years. In addition, he is eligible, at the discretion of the Compensation Committee of the Board of Directors, to receive additional options from time to time.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This report by the Compensation Committee of the Board of Directors discusses the Committee's compensation objectives and policies applicable to the Company's executive officers. The report reviews the Committee's policy generally with respect to the compensation of all executive officers as a group for fiscal 1998 and specifically reviews the compensation established for the Company's Chief Executive Officer as reported in the Summary Compensation Table.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Compensation Committee of the Board of Directors approves all policies under which compensation is paid or awarded to the Company's executive officers. The Committee is composed of Messrs. Kilman, Klein and Recanati. Mr. Kilman is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Messrs. Klein and Recanati are not employees of the Company.

COMPENSATION PHILOSOPHY

    The Company's executive compensation program has three objectives: (1) to align the interests of the executive officers with the interests of the Company's stockholders by basing a significant portion of an executive's compensation on the Company's performance, (2) to attract and retain highly talented and productive executives, and (3) to provide incentives for superior performance by the Company's executives. To achieve these objectives, the Committee has crafted a program that consists of base salary, short-term incentive compensation in the form of a bonus, and long-term incentive compensation in the form of stock options. These compensation elements are in addition to the general benefit programs that are offered to all of the Company's employees.

    Each year, the Committee reviews the Company's executive compensation program. In its review, the Committee studies the compensation packages for executives of a peer group of the Company's most direct publicly held competitors for executive talent, assesses the competitiveness of the Company's executive compensation program and reviews the Company's financial performance for the previous fiscal year. The Committee also gauges the success of the compensation program in achieving its objectives in the previous year and considers the Company's overall performance objectives.

    Each element of the Company's executive compensation program is discussed below.

BASE SALARIES

    The Committee annually reviews the base salaries of the Company's executive officers. The base salaries for the Company's executive officers for fiscal 1998 are reflected in the Summary Compensation Table and were established by the Committee at the beginning of that fiscal year. In addition to considering the factors listed in the foregoing section that support the Company's executive compensation program generally, the Committee reviews the responsibilities of the specific executive position and the experience and knowledge of the individual in that position. The Committee also measures individual performance based upon a number of factors, including a measurement of the Company's historic and recent financial performance and the individual's contribution to that performance, the individual's performance on non-financial goals and other contributions of the individual to the Company's success, and gives each of these factors relatively equal weight without confining its analysis to a rigorous formula. As is typical of most corporations, the actual payment of base salary is not conditioned upon the achievement of any predetermined performance targets.

INCENTIVE COMPENSATION

    Bonuses established for executive officers are intended to motivate the individual to work hard to achieve the Company's financial and operational performance goals or to otherwise motivate the individual to aim for a high level of achievement on behalf of the Company in the coming year. The Committee does not have a formula for determining bonus payments, but establishes general target bonus levels for executive officers at the beginning of the fiscal year based on relatively equal measures upon the Committee's subjective assessment of the Company's projected revenues and other operational and individual performance factors and may adjust these targets during the year. Bonuses for 1998 were determined by evaluations of individual performance and by the success of the Company.

LONG-TERM INCENTIVE COMPENSATION

    The Company provides its executive officers with long-term incentive compensation through grants of stock options under the Company's stock option plans. The Committee believes that placing a portion of executives' total compensation in the form of stock options achieves three objectives. It aligns the interest of the Company's executives directly with those of the Company's stockholders, gives executives a significant long-term interest in the Company's success and helps the Company retain key executives. In determining the number and terms of options to grant an executive, the Committee primarily considers subjectively the executive's past performance and the degree to which an incentive for long-term performance would benefit the Company. The size of option grants is comparable to grants by other corporations within the Company's industry that are comparable in size to the Company.

BENEFITS

    The Committee believes the Company must offer a competitive benefits program to attract and retain key executives. The Company provides the same medical and other benefits to its executive officers that are generally available to its other employees.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Mr. Kilman has served as the Chief Executive Officer of the Company since July 1996 and has been compensated in accordance with the terms of his employment agreement with the Company. See "Executive Compensation--Employment Agreements, Termination of Employment and Change-In-Control Arrangements."

SECTION 162(M) OF THE INTERNAL REVENUE CODE

    It is the responsibility of the Committee to address the issues raised by
Section 162(m) of the Internal Revenue Code, as amended (the "Code"). The revisions to this Code section made certain non-performance based compensation in excess of $1,000,000 to executives of public companies non-deductible to the companies beginning in 1994. The Committee has reviewed these issues and has determined that no portion of compensation payable to any executive officer for fiscal 1998 is non-deductible. The Company's 1995 Stock Incentive Plan and 1997 Stock Option Plan limit to 200,000 and 200,000, respectively the number of options or shares that may be awarded to any individual in a single year under these plans.

    Submitted by:        THE COMPENSATION COMMITTEE

                         Arie Kilman
                       Frank J. Klein
                       Lenny Recanati

                            STOCK PERFORMANCE GRAPH

    The following graph indicates the Company's cumulative total return to stockholders from July 27, 1995 (the effective date of the Company's registration statement relating to its initial public offering) through December 31, 1998, as compared to cumulative total returns for the Nasdaq Stock Market (U.S.) index and the MG Group Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG LEVEL 8 SYSYSTEMS, INC.,
NASDAQ MARKET INDEX AND MG GROUP INDEX
DOLLARS
                                                     07/27/95   12/31/95   12/31/96   12/31/97   12/31/98
LEVEL 8 SYSTEMS, INC.                                     100      85.71     221.43     194.64     138.39
MG GROUP INDEX                                            100     110.72     126.54     140.83     168.09
NASDAQ MARKET INDEX                                       100     102.74     127.67     156.17     220.26
ASSUMES $100 INVESTED ON JULY 27, 1995
ASSUMES DIVIDEND REINVESTED

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Company's Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission. Directors, executive officers and persons owning more than 10% of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for those persons, management believes that the Company's directors, executive officers and owners of more than 10% of the its Common Stock complied with all filing requirements in a timely manner during 1998, except that a Form 4--Statement of Changes in Beneficial Ownership for March 1998 for Samuel Somech has not yet been filed and a Form 4--Statement of Changes in Beneficial Ownership for December 1998 for Robert Brill was not filed until April 1999.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

BORROWINGS AND COMMITMENTS FROM LIRAZ

    At December 31, 1998, the Company's total indebtedness to Liraz was $12,329,752. Approximately $319,752 of this indebtedness bears interest at the rate of 4% a year, with principal and interest payable in equal quarterly installments through June 2000. In 1998, the Company paid Liraz $122,954 in respect of such indebtedness. Under an agreement between Liraz and the Company dated December 31, 1998 (the "Liraz Agreement"), Liraz made a $12 million loan to the Company, which bears simple interest at a rate of 12% a year and matures on June 30, 2000. Liraz has committed to provide the Company up to $7.5 million of working capital on an as needed basis, upon thirty days notice. Advances, if any, made under the commitment would become due and payable upon the earlier of March 31, 2000 or the successful completion of an equity financing which provides more than $7.5 million in proceeds to the Company. The advancement of funds under the commitment is subject to the Company's acceptance of certain terms including possible conversion of the outstanding balance, if any, to common stock of the Company and the execution of appropriate documentation.

COMPANY LOAN TO SEER

    In connection with the Company's purchase of 69% of the outstanding capital stock of Seer from Welsh Carson Anderson & Stowe VI L.P. ("WCAS") and certain other parties affiliated or associated with WCAS ("WCAS Parties") on December 31, 1998, the Company provided a $12 million subordinated note to Seer to pay down Seer's bank debt. The funds used by the Company for the subordinated loan to Seer were obtained from Liraz pursuant to the Liraz Agreement described above. In addition, the Company also agreed to guarantee debt under Seer's revolving credit facility (i) exceeding $20 million through December 31, 1999,
(ii) exceeding $10 million from January 1, 2000 through December 31, 2000, and
(iii) without limit thereafter.

JOINT DEVELOPMENT ARRANGEMENT WITH LIRAZ

    The Company and Liraz previously had an agreement for the joint development of certain software for a Microsoft contract. Under the agreement, Liraz and the Company were each to pay 50% of the total project development costs. In exchange for providing 50% of such costs, Liraz was previously entitled to receive royalties of 30% of the first $2 million in contract revenue, 20% of the next $1 million, and 8% thereafter. On April 1, 1998, the agreement was amended to provide that the Company would reimburse Liraz's costs of development of $1.5 million and would pay Liraz royalties of 3% of program revenues generated from January 1, 1998 until December 31, 2000. The $1.5 million reimbursement is being amortized over the term of the revised royalty agreement and was paid to Liraz by the delivery of an 8% note payable in three installments in 1998, 1999 and 2000. Additional royalties of $.13 million are payable to Liraz for 1998 sales.

ONGOING RELATIONSHIP WITH LIRAZ

    Liraz beneficially owns 4,933,120 shares (57%) of Common Stock of the Company. The Company's chief executive officer, Arie Kilman, also is president and chairman of the board of Liraz. Liraz has agreed to reimburse the Company at a rate of $3,000 per month for Mr. Kilman's travel expenses. See "Executive Compensation and Other Information--Employment Contracts, Termination of Employment and Change-In-Control Arrangements." Messrs. Kilman, Klein and Recanati may be deemed to be affiliates of the Company based upon their relationships with Liraz.

    Liraz and the Company may from time to time compete for the same business opportunity or engage in transactions with each other. In that connection, Liraz and the Company have agreed that, in the case of any business competing opportunity primarily involving North America, the parties will use their best efforts to make the opportunity available to the Company; in the case of any business competing opportunity primarily involving the Middle East, the parties will use their best efforts to make the opportunity available to Liraz; and, in each other case, the parties will participate equally in the opportunity. This agreement will terminate on the earlier of (a) May 1998, subject to renewal thereafter, unless either party wishes to terminate the agreement, and (b) the date Liraz ceases to own at least 35% of the outstanding shares of Common Stock.

    See "Beneficial Ownership of Shares" for a description of the relationships among Liraz and Arie Kilman, Frank J. Klein and Lenny Recanati, directors of the Company.

MOMENTUM ACQUISITION

    In March 1998, the Company acquired Momentum Software Corporation ("Momentum") in consideration for 575,000 shares of Common Stock, warrants to purchase an additional 200,000 shares of Common Stock for $13.108 per share at any time on or before March 26, 2003 (the "Warrants") and contingent consideration, if the average closing price of the Common Stock on the 30 trading days immediately preceding the earlier of December 1, 1998 and the effective date of the filing by the Company of a certain registration statement (the "Calculation Date") was less than $21.00. If the average price was $15.00 or more and less than $21.00, the contingent consideration was a number of shares of Common Stock equal to the product of (a) 416.666 and (b) the number of cents by which $21.00 exceeded such average price; and, if the average price was below $15.00, the contingent consideration was, at the option of the Momentum Liquidating Trust (the "Trust"), either of the following: (a) 250,000 shares of Common Stock, or (b) an installment promissory note with a principal amount of $3,000,000 payable in four equal annual installments of principal and bearing interest at the rate of 10% a year. The Trust has opted to take the promissory note.

  PROPOSAL 2: APPROVAL OF A PROPOSAL TO ISSUE SHARES OF COMMON STOCK THROUGH A
                               PRIVATE PLACEMENT

    The Company is currently considering, among other financing alternatives, raising additional capital through a private placement of Common Stock. The Company's stockholders are requested to approve the issuance of up to a maximum of 6,000,000 shares of Common Stock to be issued in connection with a proposed private placement (the "Private Placement"). The issuance of the maximum number of shares of the Company's Common Stock contemplated by the Private Placement is subject to stockholder approval pursuant to the Nasdaq Marketplace Rules. Rule 4460(i)(1)(D) of the Nasdaq Marketplace Rules requires companies that are listed on the Nasdaq National Market to obtain stockholder approval prior to among other things, issuing common stock in a private financing at a price less than the greater of book or market value of the common stock, where the amount of common stock to be issued equals or exceeds 20% of the common stock or voting power of the company outstanding prior to the issuance. The terms and conditions of the Private Placement or any alternative financing, including the offering price per share of Common Stock and the number of shares to be issued, will be approved by the Board of Directors in accordance with applicable law prior to the issuance of any shares in the Private Placement. It is anticipated that the issuance of shares in the Private Placement would not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly such shares could not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act. As a result of the restrictions on transfer under the Securities Act on shares to be issued in the Private Placement, it is expected that shares would be offered at some discount to the market price for the Common Stock customary for private placements of this nature. The actual offering price for the Private Placement will be based on market conditions and will be approved by the Company's Board of Directors. In order to minimize the discount to market price necessary in the Private Placement, the Company expects to agree to file a registration statement under the Securities Act with respect to the resale of the shares of Common Stock sold in the Private Placement, and to use its best efforts to have such registration statement declared effective as soon thereafter as possible.

    The Company anticipates that the net proceeds of the Private Placement or alternative financing would primarily be used to reduce the Company's outstanding debt (including a $12 million promissory note to Liraz due June 30, 2001), as well as for general working capital, potential acquisitions, and other purposes as determined by the Board of Directors. Liraz has advised the Company that it intends to purchase additional shares of Common Stock in the Private Placement. Liraz currently beneficially owns 57% of the outstanding Common Stock of the Company (excluding an additional 14% held by the WCAS Parties which Mr. Kilman has the right to vote pursuant to the Seer Acquisition Agreement). The number of shares to be purchased by Liraz will depend on the offering price in the Private Placement. The Company anticipates that Liraz will purchase a substantially smaller percentage of the total number of shares to be offered in the Private Placement than Liraz's current percentage beneficial ownership of the Company. Accordingly, it is anticipated that Liraz's percentage beneficial ownership of the Company will decrease upon completion of the Private Placement, notwithstanding Liraz's purchase of additional shares in the Private Placement. In the event Liraz purchases shares in the Private Placement, the terms and conditions of the Private Placement will be submitted for the approval of directors who are not affiliates or associates of Liraz. Messrs. Kilman, Klein and Recanati may be deemed to be affiliates or associates of Liraz.

    The Company's current Certificate of Incorporation authorizes the issuance of 15,000,000 shares of Common Stock. As of the record date, approximately 11,323,721 shares of Common Stock are currently issued and outstanding or reserved for issuance pursuant to employee benefit plans or outstanding warrants. Accordingly, only 3,676,279 unreserved shares are currently available for issuance. Consequently, unless the stockholders approve Proposal 4 (Proposal to Amend the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock), the Company will be unable to issue up to the proposed maximum of 6,000,000 shares of Common Stock contemplated in the Private

Placement. If the stockholders of the Company do not approve Proposal 4, the Company will limit the number of shares issued in the Private Placement so that the total number of outstanding shares after the Private Placement, together with shares reserved for future issuance, does not exceed 15,000,000.

    The issuance of the shares of Common Stock in the Private Placement will have no effect on the rights or privileges of existing shareholders except that the economic interests and voting rights of each stockholder will be proportionately diluted as a result of such issuances.

    If Proposal 2 is approved, no further authorization from shareholders will be required or solicited prior to the issuance of shares in the Private Placement. The affirmative vote of a majority of the total votes cast on Proposal 2 in person or by proxy at the Meeting is required to approve Proposal 2.

VOTES REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of this proposal will require the affirmative vote of a majority of the votes cast. As of the record date for the Annual Meeting, Liraz has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE PROPOSAL TO ISSUE SHARES OF COMMON STOCK THROUGH A PRIVATE PLACEMENT. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THIS PROPOSAL.

 PROPOSAL 3: APPROVAL OF MERGER TO REINCORPORATE THE COMPANY UNDER THE LAWS OF
                             THE STATE OF DELAWARE

REINCORPORATION OF THE CORPORATION IN DELAWARE

    On February 26, 1999, the Board of Directors of the Company adopted a plan, subject to approval by the stockholders, to reincorporate the Company under the laws of the State of Delaware. The Company was incorporated under the laws of the State of New York in 1988 under the name Advanced Systems U.S.A. (L.S.U.), Inc. The Board strongly believes Delaware corporate law will better serve the stockholders' interests and provide the Company with advantages not available under New York corporate law. Therefore, the Board of Directors recommends the stockholders approve the form of Merger Agreement which appears as APPENDIX A at the end of this Proxy Statement to effect a transaction commonly called a "reincorporation."

    The Company will continue to be called "Level 8 Systems, Inc." after the reincorporation. To explain the proposal, however, this Proxy Statement will call the Company that exists today as a New York corporation either the Company or "Level 8 New York," and "Level 8 Delaware" will refer to the new Delaware corporation that will be organized as a wholly-owned subsidiary of Level 8 New York. If the holders of at least two-thirds of all outstanding shares of the Common Stock approve the Merger Agreement effecting the reincorporation, Level 8 New York will be merged into Level 8 Delaware to accomplish the reincorporation. The effective date will be when the necessary documents have been filed in both New York and Delaware. Level 8 Delaware will be the surviving corporation, and the certificate of incorporation and by-laws of the new corporation will be drafted to conform with relevant provisions of Delaware law as discussed below.

    If the stockholders approve this Proposal 3, the Company will be governed by a new certificate of incorporation and by-laws as well as the Delaware General Corporation Law (the "DGCL"). Although many aspects of corporate governance and stockholder rights under the DGCL are similar to those under New York law, certain differences do exist and should be considered as you review this Proposal 3.

REASONS FOR THE CHANGE

    For many years, Delaware has encouraged incorporation in that state by adopting modern, comprehensive and flexible corporate laws, and it periodically updates and revises them to meet changing business needs. The Delaware General Corporation Law (the "DGCL") is considered a sophisticated statute, highly conducive to business. That is why many corporations choose Delaware initially as their place of incorporation, and why many others have reincorporated in Delaware by means of transactions like the one now proposed. Because of Delaware's policy of encouraging incorporation and its preeminence as the most popular state of incorporation for major corporations, the courts of Delaware have developed considerable expertise in dealing with corporate issues. As a result, Delaware's case law interpreting its corporate laws is more developed than that of any other state. This gives Delaware corporate law an extra measure of predictability that is useful and often crucial in our precedent-based judicial system.

    For the board and the management of a Delaware corporation, these features of Delaware law allow greater certainty in managing the corporation. The state's court system also provides for relatively prompt resolution of most corporate disputes. For example, Delaware has a specialized Court of Chancery which hears cases involving corporate law. The Court of Chancery has no jurisdiction over most other kinds of cases, and therefore its dockets are not as backlogged as many other states. In addition, the Supreme Court of Delaware hears and decides important corporate appeals rapidly.

    The Board of Directors of the Company considered the predictability and flexibility of Delaware law and the efficiency of its judicial process when it recommended the present proposal. The Board also recognized the possibility that choosing to be governed by the corporate law of Delaware, as so many other corporations have done, may further enhance the reputation of the Company

CONTINUITY OF BUSINESS AND OTHER FACTORS

    Level 8 Delaware will have its principal corporate offices at 8000 Regency Parkway, Cary, North Carolina 27511, and will appoint a registered agent to represent it in Delaware. Reincorporation in Delaware will not change the business plan, management, assets, liabilities, net worth, capitalization or employee benefit plans of the Company. Each of Level 8 New York's common shares will automatically become one share of the common stock of Level 8 Delaware. Furthermore, each stock option or warrant that would be, or later becomes, exercisable for shares of the Company's common shares will automatically be, or later becomes, exercisable for the same number of shares of the common stock of Level 8 Delaware on the same terms and conditions.

CONVERSION OF SHARES

    As soon as the reincorporation becomes effective, Level 8 Delaware will issue a press release announcing that the transaction has occurred. At the effective time, the holders of the old shares of Level 8 New York will become holders of the new shares of Level 8 Delaware. Shares of Level 8 New York will automatically convert into shares of Level 8 Delaware, on these terms:

    The conversion will be on a one-for-one basis.

    - Each share of the old common shares of Level 8 New York which is outstanding at the effective date will become one share of the new common stock, par value $.01 per share, of Level 8 Delaware.

    - Each share of the old Common Shares held in the treasury of Level 8 New York will become a share held in the treasury of Level 8 Delaware.

    This means that, beginning on the effective date, each Level 8 New York stock certificate which was outstanding just before the reincorporation will automatically represent the same number of Level 8 Delaware shares. THEREFORE, STOCKHOLDERS OF LEVEL 8 NEW YORK NEED NOT EXCHANGE THEIR STOCK CERTIFICATES FOR NEW LEVEL 8 DELAWARE STOCK CERTIFICATES. LIKEWISE, STOCKHOLDERS SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND SHOULD NOT SEND THEIR OLD CERTIFICATES TO THE COMPANY, EITHER BEFORE OR AFTER THE EFFECTIVE DATE OF REINCORPORATION. YOU CAN KEEP YOUR LEVEL 8 NEW YORK STOCK CERTIFICATES.

TRADING OF THE STOCK

    After reincorporation, those who were formerly stockholders of Level 8 New York may continue to make sales or transfers using their Level 8 New York stock certificates. Level 8 Delaware will issue new certificates representing shares of Level 8 Delaware common stock for transfers occurring after the effective date. If you simply want a new certificate reflecting Level 8 Delaware, on request, Level 8 Delaware will issue new certificates to anyone who holds Level 8 New York stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

    Stockholders whose shares of Level 8 New York were freely tradable before the reincorporation will own shares of Level 8 Delaware which are freely tradable after reincorporation. Similarly, any stockholders holding securities with transfer restrictions before reincorporation will hold shares of Level 8 Delaware which have the same transfer restrictions after reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold Level 8 Delaware stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in Level 8 New York.

    After the reincorporation, Level 8 Delaware will continue to be a publicly held company. It will also file with the Securities and Exchange Commission and provide to its stockholders the same types of information that Level 8 New York has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a brief summary of the principal federal income tax consequences of reincorporation under current law to holders of the Company's common shares. This summary is for general information only. It does not address potential legislative changes that may affect these consequences, and it does not address any state, local or foreign tax consequences of reincorporation. The Company has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service to the effect that the reincorporation is nontaxable.

    STOCKHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS TO DISCUSS THEIR OWN TAX SITUATIONS AND ANY POTENTIAL CHANGES IN FEDERAL, STATE AND LOCAL LAWS AND OTHER APPLICABLE TAX MATTERS RELATING TO THE REINCORPORATION.

    NEITHER THE COMPANY NOR ITS STOCKHOLDERS WILL RECOGNIZE ANY GAIN OR LOSS BY REASON OF THE REINCORPORATION. The tax basis of the shares of Level 8 Delaware common stock received by a stockholder of Level 8 New York through the reincorporation will be the same as the tax basis of Level 8 New York Common Shares prior to reincorporation. A stockholder of Level 8 New York who holds the stock as a capital asset should include the period he or she has held those common shares in determining the holding period for his or her Level 8 Delaware shares.

ABANDONMENT

    The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the reincorporation becomes effective, even after stockholder approval, if for any reason the Board determines that it is not advisable to proceed with the reincorporation, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

COMPARISON OF STOCKHOLDER RIGHTS

    If Proposal number 3 is approved by the holders of at least two-thirds of the Company's outstanding common shares, and if the Company reincorporates in Delaware as outlined above, then the stockholders of the Company will become stockholders of the new Delaware corporation, Level 8 Delaware, and their rights as stockholders will be governed by the General Corporation Law of Delaware (the "DGCL") and the certificate of incorporation and by-laws of Level 8 Delaware. There are differences between the BCL and the DGCL which will affect the rights of stockholders in certain respects. In addition, the newly created Level 8 Delaware certificate of incorporation and by-laws (in the forms attached as APPENDICES B and C, respectively, to this Proxy Statement), while substantially similar to the Level 8 New York certificate of incorporation and by-laws, do contain provisions which will affect the rights of stockholders. Except for the provisions relating to indemnification and limitation of liability, the ability to call special meetings of stockholders, certain provisions related to officers, transactions with officers and directors, and amending the by-laws, the differences between the two are primarily as a result of differences between the BCL and the DGCL as discussed herein.

    The materials that follow provide a comparison of stockholder's rights under New York and Delaware law and discuss the similarities and differences of Level 8 New York and Level 8 Delaware with respect to:

    - The amount and class of authorized common and preferred stock

    - The procedures to amend the certificate of incorporation

    - The procedures to amend the by-laws

    - The authorization to call a special meeting of stockholders

    - The requirements and procedures to take corporate action without a stockholders' meeting

    - The procedures for stockholder inspection of the list of stockholders

    - The vote required to approve certain transactions

    - The requirements to maintain a classified board of directors

    - The number of directors constituting the board of directors

    - The requirements and procedures to remove directors

    - The limitation of a director's liability

    - The degree to which the Company can indemnify directors and officers

    - The provision of insurance coverage for directors and officers

    - The procedures to authorize loans and guarantees of obligations for directors

    - The procedures to authorize transactions between interested directors and the Company

    - The approval of issuance of rights and options to directors, officers and employees

    - The form of payment for shares

    - The procedures to pay dividends and to redeem stock

    - The appraisal rights of stockholders

    - Any restrictions on business combinations with interested stockholders.

    Set forth below is a summary of the material differences between the BCL and the DGCL with respect to stockholders' rights, and a comparison of the material differences in the Level 8 Delaware certificate of incorporation and by-laws from the current Level 8 New York certificate of incorporation and by-laws. The following summary does not purport to be a complete statement of such differences or of the Level 8 Delaware certificate of incorporation and by-laws, and is qualified in its entirety by reference to such statutes, certificate of incorporation and by-law documents. Copies of the Certificate of incorporation and by-laws of Level 8 New York are available for inspection at the principal office of Level 8 New York and copies will be sent to stockholders upon request.

    STOCKHOLDERS SHOULD CONSULT THEIR PERSONAL LEGAL COUNSEL TO DISCUSS ANY MATTERS RELATING TO THEIR RIGHTS AS STOCKHOLDERS IN CONNECTION WITH THE REINCORPORATION.

    AUTHORIZED CAPITAL STOCK. The Level 8 New York certificate of incorporation authorizes the Company to issue sixteen million (16,000,000) shares, consisting of fifteen million (15,000,000) shares of common stock, having a par value of $.01 per share, and one million (1,000,000) shares of preferred stock, having a par value of $.01 per share.

    If this Proposal 3 and Proposal 4 (Proposal to Amend the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock and Preferred Stock) are both approved by the Company's stockholders, the Level 8 Delaware certificate of incorporation will authorize Level 8 Delaware to issue fifty million (50,000,000) shares of stock, of which forty million (40,000,000) shares will be designated common stock, par value $.001 per share, and ten million (10,000,000) will be designated preferred stock, par value $.001. If this Proposal 3 is approved and Proposal 4 is not approved by the Company's stockholders, the Level 8 Delaware certificate of incorporation will authorize Level 8 Delaware to issue sixteen million (16,000,000) shares, consisting of fifteen million (15,000,000) shares of common stock, having a par value of $.001 per share, and one million (1,000,000) shares of preferred stock, having a par value of $.001 per share.

    Level 8 Delaware's common and preferred shares will be similar to Level 8 New York's common and preferred shares, respectively, with respect to voting rights, liquidation rights and dividend rights.

    For both Level 8 Delaware and Level 8 New York, the holders of common stock are entitled to one vote for each share on all matters submitted to a vote of stockholders, and, except as described below, a majority vote is required for all action to be taken by stockholders. Holders of common stock are entitled to such dividends as may be declared from time to time by the board of directors out of funds legally available therefor, subject to the dividend and liquidation rights of any preferred stock that may be issued, and subject to the dividend restrictions in certain credit facilities and various other note agreements. In the event of the liquidation, dissolution or winding-up of Level 8 Delaware or Level 8 New York, as the case may be, the holders of common stock are entitled to share equally and ratably in the assets of such entity, if any, remaining after provision for payment of all debts and liabilities of Level 8 Delaware or Level 8 New York, as the case may be, and satisfaction of the liquidation preference of any shares of preferred stock that may be outstanding. The holders of common stock have no preemptive, subscription, redemptive or conversion rights. The outstanding shares of common stock are fully paid and nonassessable.

    For both Level 8 Delaware and Level 8 New York, the board of directors has authority, without stockholder approval, to issue shares of preferred stock in one or more series and to determine the number of shares, designations, dividend rights, conversion rights, voting power, redemption rights, liquidation preferences and other terms of any such series. The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the voting power of holders of common stock and the likelihood that such holders will receive dividend payments and payments upon liquidation and could have the effect of delaying, deferring or preventing a change in control of Level 8 Delaware or Level 8 New York, as the case may be. There are no present plans for any issuance of preferred stock.

    AMENDMENT OF CERTIFICATE OF INCORPORATION. Both the BCL and the DGCL allow a board of directors to recommend a certificate of incorporation amendment for approval by stockholders, and a majority of the shares entitled to vote at a stockholders' meeting are normally enough to approve that amendment. Both laws require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

    AMENDMENT OF BY-LAWS. The by-laws of Level 8 New York provide, as permitted by the BCL, that the Board of Directors may amend, adopt or repeal the Company's by-laws, subject to the rights of stockholders to alter, amend, or repeal those by-laws made by the board of directors. Under the DGCL, however, the board may amend, adopt or repeal by-laws only if permitted by the certificate of incorporation. The certificate of incorporation of Level 8 Delaware will specifically permit amendment of the by-laws by the board. Additionally, both the BCL and the DGCL allow stockholders to further amend or repeal by-laws adopted or amended by the board.

    SPECIAL MEETINGS OF STOCKHOLDERS. Under both the BCL and the DGCL, the board of directors or anyone authorized in the certificate of incorporation or by-laws may call a special meeting of stockholders. Currently, the by-laws of Level 8 New York allow the President or the Board of Directors to call a special meeting. The by-laws further provide that upon written request to the Company by stockholders who hold a majority of the outstanding shares, the Company shall call a special meeting. The provision in the by-laws of Level 8 Delaware will be comparable.

    CORPORATE ACTION WITHOUT STOCKHOLDERS' MEETING. The BCL and DGCL differ about whether corporate action can be taken by written consent and without a stockholders' meeting. Under the BCL, the holders of at least the minimum number of votes required to authorize such an action may take the action if the corporation's certificate of incorporation allows this, but otherwise the consent must be unanimous. The certificate of incorporation of Level 8 New York does not permit stockholder action by less than unanimous written consent. The DGCL, on the other hand, lets stockholders take action by the written consent of at least the minimum number of votes required to act at a stockholders' meeting, unless the certificate of incorporation forbids it. Since Liraz currently has the right to vote a majority of the outstanding Common Stock, Liraz would have the ability to take stockholder action on behalf of Level 8 Delaware without a stockholders' meeting or the consent of any other stockholder. Level 8 is not aware of any current intention to take stockholder action by written consent in lieu of a meeting. The Company believes that the ability to act by written consent without a meeting enhances the ability to act quickly when required. The regulations of the Securities and Exchange Commission require that stockholders be provided with an information statement describing any corporate action taken by written consent at least 20 days before the effective date of such action.

    INSPECTION OF STOCKHOLDERS' LIST. The BCL requires five days' written notice from a stockholder of record to inspect the list of record stockholders for any purpose reasonably related to the person's interest as a stockholder. Under the DGCL, any stockholder may inspect the stockholders list for any purpose reasonably related to the person's interest as a stockholder. In addition, for at least ten days prior to each stockholders meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

    VOTE REQUIRED FOR CERTAIN TRANSACTIONS. Until February 1998, the BCL required the holders of two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, however, a New York corporation may provide in its certificate of incorporation that the holders of a majority of the outstanding stock may approve such transactions. The Company has not adopted such a certificate of incorporation provision. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets without a special provision in the certificate of incorporation, unless the certificate of incorporation provides otherwise. Furthermore, in the case of a merger under the DGCL, stockholders of the surviving corporation do not have to approve a merger at all, unless the certificate of incorporation provides otherwise, if these three conditions are met:

    - No amendment of the surviving corporation's certificate of incorporation is made by the merger agreement;

    - Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

    - The merger results in no more than a 20% increase in its outstanding common stock.

    Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion of these below under the heading "Business Combinations with Interested Stockholders."

    CLASSIFICATION OF DIRECTORS. Both laws permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. The BCL permits as many as four classes, the DGCL only three. The Company currently has one class of directors and Level 8 Delaware will also have only one class of directors, with all directors elected annually for a one-year term.

    NUMBER OF DIRECTORS. Under the BCL, the number of directors may be one or more, and any number may be fixed by the by-laws or by the action of the stockholders or of the board of directors under the specific provisions of the by-laws adopted by the stockholders, and if not so fixed the number of directors shall be one. The number of directors may be increased or decreased by amendment of the by-laws or by action of the stockholders or of the board of directors under the specific provisions of a by-law adopted by the stockholders, subject to certain limitations. Under the DGCL, a corporation may have as few as one director, and there is no statutory upper limit on the number of directors. The specific number may be fixed in the by-laws or the certificate of incorporation, but if fixed in the certificate of incorporation, may be changed only by amendment of the certificate of incorporation. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws. The number of directors of Level 8 New York is currently fixed by the Board of Directors at seven (7). The by-laws of Level 8 Delaware will initially fix the number of directors at seven (7), but will provide that the number of directors may be increased at any time by a vote of 80% of the Board of Directors or the stockholders. While the Board of Directors has no current plans to change the number of directors, it may decide to do so in the future.

    REMOVAL OF DIRECTORS. Under the BCL, directors may be removed by the stockholders for cause, or by either the stockholders or the directors if the certificate of incorporation so provides. Furthermore, if the certificate of incorporation or by-laws so provide, directors may be removed without cause by a vote of the stockholders. Level 8 New York's by-laws provide that directors may be removed with or without cause by a majority vote of the stockholders at a special meeting of the stockholders called for such purpose. Directors under the DGCL would generally be subject to removal with or without cause by a majority of the stockholders, unless the certificate of incorporation provides otherwise. The certificate of incorporation and by-laws of Level 8 Delaware will substantially conform to the current provisions governing removal of Level 8 New York directors.

    LIMITATION OF DIRECTORS' LIABILITY. Both states permit the limitation of a director's personal liability while acting in his or her official capacity. Under the BCL, a director is not liable to the corporation or to its stockholders for monetary damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. The Company's current certificate of incorporation limits liability of directors for any breach of duty to the extent permitted by the
Section 402(b) of the BCL, and the certificate of incorporation of Level 8 Delaware will likewise limit such liability to the fullest extent permitted by the DGCL. This provision in the Level 8 Delaware certificate of incorporation is intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care by a director. In general, the purpose of the provision in the Level 8 Delaware certificate of incorporation is to provide indemnification and exculpation provisions that are customary in modern certificate of incorporation documents of Delaware corporations (particularly in certificate of incorporation documents of major, public corporations that have incorporated in Delaware). As a result of the inclusion of such a provision, stockholders may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to stockholders in any particular situation, stockholders may not have an effective remedy against a director in connection with such conduct.

    In some cases directors may be liable despite these limitations. Under the BCL, for example, a director is not immune from liability if he or she violates applicable statutes which expressly make directors liable. The DGCL forbids any limitation of liability if the director breached his or her duty of loyalty to the corporation or its stockholders, or if he or she failed to act in good faith, received an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by the DGCL.

    INDEMNIFICATION OF DIRECTORS AND OFFICERS AND INSURANCE. With some variations, both the BCL and the DGCL allow a corporation to "indemnify," that is, to make whole, any person who is or was a director, officer, employee or agent of the corporation if that person is held liable for liabilities and costs incurred as a result of service to the corporation. Besides covering court judgments, out-of-court settlements, fines and penalties, both laws also allow the corporation to advance certain reasonable expenses the person will incur or to reimburse the person's expenses after he or she incurs them, even if liability is not actually proven. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

    Additionally, each of the two laws permits a corporation to purchase insurance for its directors, officers, employees and agents against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. The BCL, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage to which he or she was not entitled.

    However, neither the BCL nor the DGCL permits indemnification of a director, officer, employee or agent if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, the DGCL generally requires that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the corporation.

    The Level 8 Delaware certificate of incorporation provides for indemnification of directors and officers to the fullest extent permitted by the DGCL. Level 8 New York's by-laws provide for indemnification of directors and officers to the fullest extent permitted by the BCL.

    Whether or not Proposal number 3 is approved by the Company's stockholders, the BCL indemnification provisions, and not the DGCL, will apply to acts and omissions that occurred before the effective date of the reincorporation.

    LOANS AND GUARANTEES OF OBLIGATIONS FOR DIRECTORS. Under the BCL, the holders of a majority of the shares entitled to vote, excluding any shares of the director who is the proposed borrower, are required to approve any loans to, or guarantees of obligations of, a director. Under the DGCL, a board of directors may authorize loans or guarantees of indebtedness to employees and officers, including any employee or officer who is a director.

    TRANSACTION WITH INTERESTED DIRECTORS. The by-laws of Level 8 Delaware provide that no contract or transaction between Level 8 Delaware and one or more of the directors or officers of Level 8 Delaware, or entities controlled by any of the directors or officers of Level 8 will be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the board of directors (or committee) which authorizes the contract or transaction or solely because his, her or their votes are counted for such purpose, if:

    - The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors (or committee), and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors may be less than a quorum;

    - The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

    - The contract or transaction is fair as to Level 8 Delaware as of the time it is authorized, approved or ratified, by the board of directors, committee, or the stockholders.

    There is no comparable provision in the by-laws of Level 8 New York.

    ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS AND EMPLOYEES. Under the BCL, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees must be approved by a majority of votes cast at a stockholders' meeting. The DGCL does not require stockholder approval of such transactions.

    CONSIDERATION FOR SHARES. Under the BCL, stock certificates cannot be issued until full payment has been made, except for shares purchased under a stock option plan permitting installment payments. Under the DGCL, however, a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under the DGCL may pay an amount equal to or greater than the par value of such shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

    DIVIDENDS AND REDEMPTION OF STOCK. Subject to its certificate of incorporation provisions, a New York corporation may generally pay dividends, redeem shares of its stock or make other distributions to stockholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporations "surplus." The BCL defines surplus as the excess of net assets over stated capital, and allows the board to adjust stated capital. The DGCL, on the other hand, defines surplus as the excess of net assets over capital, and allows the board to adjust capital (for shares with par value, the capital need only equal the aggregate par value of such shares). If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock which has a preference on any distribution of assets.

    Both the BCL and the DGCL permit redemptions only when the corporation has outstanding shares of at least one class of voting stock which is not subject to the redemption.

    APPRAISAL RIGHTS. Generally, "appraisal rights" entitle dissenting stockholders to receive the fair value of their shares in the merger or consolidation of a corporation or in the sale of all or substantially all its assets. The BCL also extends appraisal rights to an exchange of a corporation's shares.

    The BCL provides that dissenting stockholders have no appraisal rights if their shares are listed on a national securities exchange. But in the case of shares not listed on an exchange, appraisal rights under the BCL allow any stockholder of a New York corporation, with various exceptions, to receive fair value for his or her shares in such transactions. Regardless of listing on an exchange, appraisal rights are available under the BCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to stockholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the stockholder may have to request the appraisal and follow other required procedures. See the discussion of appraisal rights under the section heading "Rights of Dissenting Stockholders."

    Similarly, under the DGCL, appraisal rights are not available to a stockholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's stockholders. But, regardless of listing on an exchange, a dissenting stockholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of the following:

    - Shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation.

    - Shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 stockholders of record after the merger or consolidation occurs.

    - Cash instead of fractional shares of the surviving corporation or another corporation.

    BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS. Provisions in both laws may help to prevent or delay changes of corporate control. In particular, both the BCL and the DGCL restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

    Under the BCL, an interested stockholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested stockholder, unless the board of directors approved either the business combination or the acquisition of stock by the interested stockholder before the interested stockholder acquired his or her shares. An "interested stockholder" under the BCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under the BCL include mergers and consolidations between corporations or with an interested stockholder; sales, leases, mortgages or other dispositions to an interested stockholder of assets with an aggregate market value which either (1) equals 10% or more of the corporation's consolidated assets or outstanding stock, or (2) represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers of stock with an aggregate market value of at least 5% in relation to the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested stockholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested stockholder; and the receipt by an interested stockholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

    After the five-year period referred to in the BCL, the BCL allows such business combinations if either the board of directors or a majority of the outstanding voting stock not owned by the interested stockholder have approved the business combination or the purchase of stock by the interested stockholder before the interested stockholder acquired his or her shares. Business combinations are also permitted when certain statutory "fair price" requirements are met.

    Section 203 of the DGCL generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

    - Mergers or consolidations.

    - Sales, leases, exchanges or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation.

    - Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested stockholder.

    - Receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.

    - Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

    A Delaware corporation may choose not to have Section 203 of the DGCL apply. The Company has chosen, however, to accept the protections of Section 203, and therefore the certificate of incorporation of Level 8 Delaware will not waive those protections. Nevertheless, Section 203 will not apply in the following cases:

    - If, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

    - If, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

    - If, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

    Because Liraz and certain of its affiliates have beneficially owned more than 20% of the outstanding voting stock of the Company for longer than the five-year restricted period, the restrictions under the BCL on business combinations generally do not apply to Liraz and its affiliates. In approving the reincorporation, the Board of Directors has approved the acquisition of more than 15% of Level 8 Delaware by Liraz and its current affiliates. Accordingly, the restrictions of Section 203 under the DGCL will also not apply to Liraz and such affiliates.

RIGHTS OF DISSENTING STOCKHOLDERS

    Section 910 of the BCL sets forth the rights of stockholders of the Company who object to the Merger which will take place if this Proposal number 3 is approved. Any stockholder of the Company who does not vote in favor of this Proposal or who duly revokes his or her vote in favor of the transaction may, if the Merger is consummated, have the right to seek to obtain payment in cash of the fair value of his or her shares by strictly complying with the requirements of Section 623 of the BCL ("Section 623").

    The dissenting stockholder must file with the Company before the taking of the vote on this Proposal a written objection including statement of election to dissent, such stockholder's name and residence address, the number and classes of shares of stock as to which dissent is made (which number may not be less than all of the shares as to which such stockholder has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated. Any such written objection should be addressed to: Level 8 Systems, Inc., 8000 Regency Parkway, Cary, North Carolina 27511, Attention: Secretary.

    Within ten days after the vote of stockholders authorizing the Proposal, the Company must give written notice of such authorization to each such dissenting stockholder. Within twenty days after the giving of such notice, any stockholder to whom the Company failed to give notice of the Meeting who elects to dissent from the Merger must file with the Company a written notice of such election, stating such stockholder's name and residence address, the number and classes of shares of stock as to which dissent is made (which number may not be less than all of the shares as to which such stockholder has a right to dissent) and a demand for payment of the fair value of such shares if the Merger is consummated.

    At the time of filing the notice of election to dissent or within one month thereafter, dissenting stockholders must submit certificates representing the applicable shares to the Company or its transfer agent, American Stock Transfer & Trust Company, for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder. Any stockholder who fails to submit his or her share certificates for such notation shall, at the option of the Company exercised by written notice to the stockholder within 45 days from the date of filing of the notice of election to dissent, lose such stockholder's appraisal rights unless a court, for good cause shown, shall otherwise direct.

    Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the stockholders' vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the dissenting stockholder are unable to agree as to such value, Section 623 provides for judicial determination of fair value. In the event of such a disagreement, a proceeding shall be commenced by the Company in the Supreme Court of the State of New York, County of New York, or by the dissenting stockholder if the Company fails to commence the proceeding within the time period required by Section 623 of the BCL. The Company intends to commence such a proceeding in the event of such a disagreement.

    A negative vote on this Proposal does not constitute a "written objection" filed by an objecting stockholder. Failure by a stockholder to vote against this Proposal will not, however, constitute a waiver of rights under Section 623 provided that a written objection has been properly filed and such stockholder has not voted in favor of this Proposal.

    The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section, a copy of which is attached in full as APPENDIX D. Each stockholder intending to exercise dissenter's rights should review APPENDIX D carefully and consult such stockholder's counsel for a more complete and definitive statement of the rights of a dissenting stockholder and the proper procedure to follow to exercise such rights.

    Because the Proposal does not involve any change in the nature of the Company's business but only involves technical corporate matters such as the reincorporation, the Merger and the certificate of incorporation amendments described herein, management hopes that no stockholder will exercise a dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after stockholder approval, if for any reason the Board determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

VOTE REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of the Proposal will require the affirmative vote of two-thirds of the outstanding shares of Level 8 New York Common Stock entitled to vote thereon at the Meeting. As of the record date for the Meeting, Liraz has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of the proposal to reincorporate in Delaware. Proxies solicited by the Board of Directors will be voted FOR the Proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS DEEMS PROPOSAL 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL THEREOF. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THE MERGER AGREEMENT TO EFFECT THE REINCORPORATION IN DELAWARE.

           PROPOSAL 4: PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF
               INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
                             SHARES OF COMMON STOCK

    The Board of Directors of the Company has adopted, by unanimous action of the Directors present at the meeting, a resolution approving and recommending to the Company's stockholders the approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 15,000,000 to 40,000,000 (the "Common Stock Amendment"). The Common Stock Amendment does not change any other aspect of the Company's Certificate of Incorporation.

    As of the record date, approximately 8,720,994 shares of Common Stock were issued and outstanding and options to purchase 1,922,094 shares of Common Stock had been granted under the Company's stock option plans. In addition, as of the record date, approximately Warrants to purchase 680,633 shares of Common Stock were issued and outstanding. The Board of Directors of the Company has approved an amendment increasing the number of shares of Common Stock available for issuance under the Company's 1997 Stock Option Plan from 1,400,000 shares to 2,600,000 shares, subject to stockholder approval pursuant to Proposal 6 herein. If the stockholders approve the amendment, 2,600,000 shares of Common Stock will be reserved for issuance thereunder. The Board of Directors of the Company has also approved, subject to stockholder approval as described in this Proxy Statement, the Employee Stock Purchase Plan (U.S.) the International Stock Purchase Plan, and the Outside Directors Stock Incentive Plan. If the stockholders approve the Employee Stock Purchase Plan (U.S.), the International Stock Purchase Plan, and the Outside Directors Stock Incentive Plan, 185,000, 65,000 and 120,000, respectively, shares of Common Stock have been reserved for issuance thereunder.

    The Board of Directors of the Company recommends the increase in the number of shares of authorized Common Stock to enable the Company to have: (i) additional shares available to reserve for issuance pursuant the Company stock option plans (including the increased number of shares available pursuant to the amendment to the 1997 Stock Option Plan assuming such amendment is approved by the Company stockholders), the Employee Stock Purchase Plan (U.S.), the International Stock Purchase Plan and the Outside Directors Stock Incentive Plan; and (ii) additional shares available for issuance in connection with future acquisitions, public or private financings involving the sale of Common Stock or securities convertible into Common Stock, employee benefit plans and other purposes. If the Common Stock Amendment is approved, the Board of Directors of the Company will have greater flexibility to issue additional shares of Common Stock without the expense and delay of a stockholders' meeting, unless stockholder approval is otherwise required. As of record date, approximately 3,676,279 unreserved shares of Common Stock were available for issuance. If the stockholders of the Company approve this Proposal 4, approximately 28,676,279 authorized and unreserved shares of Common Stock will be available for issuance. However, if the Company's stockholders approve Proposal 2 (Approval of a Proposal to Issue Shares of Common Stock through a Private Placement) and do not approve this Proposal 4, the Company will not have a sufficient number of shares to issue up to the proposed maximum of 6,000,000 shares of Common Stock in the Private Placement. As a result, the Company will limit the number of shares issued in the Private Placement so that the total number of outstanding shares after the Private Placement, together with the shares reserved for future issuance, does not exceed 15,000,000. Consequently, stockholder approval of this Proposal 4 is required for the Company to be able to issue up to the proposed maximum of 6,000,000 shares of Common Stock under the proposed Private Placement.

    The Board of Directors of the Company has the authority to authorize the issuance of additional authorized but unissued shares of Common Stock without stockholder approval unless such approval is otherwise required by applicable law or Nasdaq Stock Market rules. The issuance of additional shares of Common Stock could, under certain circumstances, render more difficult or discourage an attempt by a third party to obtain control of the Company making it potentially less likely that stockholders of the Company will realize the change of control premium sometimes realized in connection with the change of control transactions. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of the Company, thereby diluting the interest of a party seeking to acquire control of the Company and increase the cost of such transaction.

    In addition, the Company's Certificate of Incorporation as currently in effect allows the Company to issue one or more series of Preferred Stock having such voting rights, conversion features and other characteristics as the Board of Directors deems appropriate. Consequently, the Company could issue a series of Preferred Stock that could be converted into Common Stock and have a further dilutive effect on the interest of a party seeking to acquire control of the Company or that has rights and characteristics that may otherwise defeat or discourage an attempt by a third party to obtain control of the Company. Management is not aware of any intent or plan on the part of any person or entity to gain control of the Company.

    Issuances of additional shares of Common Stock of the Company, depending upon the timing and circumstances, could dilute earnings per share and decrease the book value per share of such shares therefor outstanding and each stockholders' percentage ownership of the Company may be proportionately reduced.

    If this Proposal 4 (Proposal to Amend the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock) is adopted by the Company's stockholders, it will become effective on either (i) the date the Merger contemplated by Proposal 3 (Approval of Merger to Reincorporate the Company under the Laws of the State of Delaware) is effected if Proposal 3 is approved by the Company's stockholders, or (ii) on the date a certificate of amendment is filed to amend the Company's Certificate of Incorporation in state of New York, if Proposal 3 is not approved by the Company's stockholders.

VOTES REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of this proposal will require the affirmative vote of a majority of all outstanding shares of Common Stock of the Company. As of the record date for the Annual Meeting, Liraz has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THIS PROPOSAL.

           PROPOSAL 5: PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                               OF PREFERRED STOCK

    The Board of Directors of the Company has adopted, by unanimous action of the Directors present at the meeting, a resolution approving and recommending to the Company's stockholders the approval of an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Preferred Stock of the Company from 1,000,000 to 10,000,000 (the "Preferred Stock Amendment"). The Preferred Stock Amendment does not change any other aspect of the Company's Certificate of Incorporation.

    As of the record date, no shares of Preferred Stock were issued and outstanding. The Company has no current obligations to issue any shares of Preferred Stock and the Company has not reserved any shares of Preferred Stock for any specific purposes.

    The Board of Directors of the Company recommends the increase in the number of shares of authorized Preferred Stock to enable the Company to have additional shares of Preferred Stock available for issuance in connection with future acquisitions, public or private financings or other purposes. If the Preferred Stock Amendment is approved, the Board of Directors of the Company will have greater flexibility to issue additional shares of Preferred Stock without the expense and delay of a stockholders' meeting, unless stockholder approval is otherwise required.

    The Board of Directors of the Company has the authority to authorize the issuance of additional authorized but unissued shares of Preferred Stock without stockholder approval unless such approval is otherwise required by applicable law or Nasdaq Stock Market rules. The Company's Certificate of Incorporation currently in effect allows the Company to issue one or more series of Preferred Stock having such voting rights, conversion features and other characteristics as the Board of Directors deems appropriate. Consequently, the Company could issue a series of Preferred Stock that could be converted into Common Stock and have a further dilutive effect on the interest of a party seeking to acquire control of the Company or that has rights or characteristics that may otherwise defeat or discourage an attempt by a third party to obtain control of the Company. Management is not aware of any intent or plan on the part of any person or entity to gain control of the Company.

    Issuances of additional shares of Common Stock and Preferred Stock of the Company, depending upon the timing and circumstances, could dilute earnings per share and decrease the book value per share of such shares therefor outstanding and each stockholders' percentage ownership of the Company may be proportionately reduced.

    If this Proposal 5 (Proposal to Amend the Company's Certificate of Incorporation to Increase the Number of Authorized Shares of Preferred Stock) is adopted by the Company's stockholders, it will become effective on either (i) the date the merger contemplated by Proposal 3 (Approval of Merger to Reincorporate the Company under the Laws of the State of Delaware) is effected if Proposal 3 is approved by the Company's stockholders, or (ii) on the date a Certificate of Amendment is filed to amend the Company's Certificate of Incorporation in the State of New York, if Proposal 3 is not approved by the Company's stockholders.

VOTES REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of this proposal will require the affirmative vote of a majority of all the outstanding shares of Common Stock of the Company. As of the record date for the Annual Meeting, with Liraz has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THIS PROPOSAL.

            PROPOSAL 6: AMENDMENT OF THE LEVEL 8 SYSTEMS, INC. 1997
               STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES
                OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER

BACKGROUND

    On February 26, 1999, the Board of Directors of the Company approved (subject to stockholder approval) an amendment to the Level 8 Systems, Inc. 1997 Stock Option Plan, as amended and restated (the "1997 Plan"), which increases the total number of shares of Common Stock issuable pursuant to the 1997 Plan from 1,400,000 to 2,600,000. The following description of the 1997 Plan is intended only as a summary and is qualified in its entirety by reference to the 1997 Plan.

PURPOSE

    The purpose of the 1997 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders principally by enabling the Company to offer employees and consultants of the Company and its subsidiaries and non-employee directors of the Company stock-based incentives in the Company in order to attract, retain and reward such individuals and strengthen the mutuality of interest between such individuals and the Company stockholders.

ELIGIBILITY

    All employees and consultants of the Company and its subsidiaries and non-employee directors of the Company designated by the Board of Directors of the Company to participate in the 1997 Plan are eligible to receive options under the 1997 Plan.

AVAILABLE SHARES

    Options covering a maximum of 2,600,000 shares of Common Stock (assuming the amendment to the 1997 Plan is approved) may be issued under the 1997 Plan. Options covering the maximum of 200,000 shares may be granted to any single individual in any one fiscal year. If an option expires, terminates or is cancelled, the unissued shares of Common Stock subject to the option will again be available under the 1997 Plan.

TERMS OF STOCK OPTIONS

    Under the 1997 Plan, options granted to employees may be in the form of incentive stock options or nonqualified stock options. Options granted to consultants or nonemployee directors may only be nonqualified stock options. The committee that administers the 1997 Plan (see "Administration" below) (the "Committee") will determine the number of shares subject to each option, the term of each option (which may not exceed ten years or, in the case of an incentive stock option granted to a 10% stockholder, five years), the exercise price per share of stock subject to each option, the vesting schedule (if any) and the other material terms of the option. No incentive stock option may have an exercise price less than 100% of the fair market value of the Common Stock at the time of the grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value). The exercise price of a nonqualified stock option will be determined by the Committee.

    The option price upon exercise may be paid in cash or, if so determined by the Committee, in shares of Common Stock by a reduction in the number of shares of Common Stock issuable upon the exercise of the option or by such other method as the Committee determines. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The Committee may at any time offer to buy an option previously granted on such terms and conditions as the Committee establishes. At the discretion of the Committee, options may provide for "reloads" (I.E., a new option is granted for the same number of shares as the number used by the holder to pay the option price upon exercise).

    Subject to limited exceptions, options are forfeited upon termination of employment or service. Options are not assignable (except by will or the laws of descent and distribution).

    Options may not be granted after the tenth anniversary of the 1997 Plan's adoption, but options granted prior to that date may be extended beyond that date.

CHANGE IN CONTROL

    Unless otherwise determined by the Committee at the time of the grant, upon a change in control (as defined in the 1997 Plan), all of the options automatically will become fully exercisable. However unless otherwise determined by the Committee at the time of the grant, no acceleration or exercisability of an option will occur, if the Committee determines prior to a change in control that the option will be honored or assumed or new rights substituted immediately following the change in control; provided that, the new rights or alternative option is based on stock which is or will be traded on an established securities market, contains at least substantially equivalent terms and conditions as the option being assumed, and has substantially equal earnings value.

CERTAIN REORGANIZATIONS

    The 1997 Plan provides for appropriate adjustments of the number and kind of shares to be issued upon exercise of an option and of the exercise price to reflect changes in the capital structure of the corporation, stock splits, recapitalizations, mergers and reorganizations.

AMENDMENT OR TERMINATION OF THE 1997 PLAN

    The 1997 Plan may be amended by the Board of Directors of the Company, except that stockholder approval of amendments will be required among other things (a) to the extent stockholder approval is required by Rule 16b-3 under the Exchange Act and (b) to (i) increase the maximum number of shares subject to options granted in a fiscal year, (ii) change the classification of employees eligible to receive awards, (iii) extend the maximum option period under the 1997 Plan or (iv) increase the number of shares that may be issued under the 1997 Plan. The 1997 Plan is effective for 10 years from the date the 1997 Plan was adopted during which time options may be granted.

ADMINISTRATION

    The 1997 Plan will be administered by a committee of the Board of Directors of the Company (the "Committee"), which will include two or more "non-employee" and "outside" directors. However, with respect to option grants to non-employee directors and any action under the 1997 Plan relating to options held by non-employee directors, the Committee will consist of the entire Board of Directors. The Committee will determine the individuals who will receive options and the terms of options, which will be reflected in written agreements with the holders. Decisions by the Board of Directors or the Committee with respect to the 1997 Plan are final and binding.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

    As of December 31, 1998, stock options had been granted to the persons and groups shown in the table below. The Committee has not yet made any determination as to which eligible participants will be granted options under the 1997 Plan in the future. Consequently, it is not presently determinable with respect to the persons and groups shown in the table below, the benefits and or amounts that will be received in the future by such persons or groups pursuant to the 1997 Stock Plan.

                                                                                             LEVEL 8 SYSTEMS, INC.
                                                                                               1997 STOCK OPTION
                                                                                                     PLAN
NAME AND POSITION                                                                              NUMBER OF OPTIONS
-------------------------------------------------------------------------------------------  ---------------------
EXECUTIVE OFFICERS:
Arie Kilman, Chief Executive Officer and Chairman of the Board.............................                 0
Samuel Somech, President...................................................................            50,000
Gonen Ziv, Vice President Technical Services...............................................            30,000
Joseph Schwartz, Vice President, Group Product Manager.....................................           150,000
Robert Lord, Executive Vice President......................................................           112,000
All Executive Officers as a Group..........................................................           542,000
All Non-Executive Directors as a Group.....................................................            44,000
All Persons Receiving 5% of Options........................................................                 0
All Non-Executive Officer Employees as a Group.............................................         1,299,993

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. An optionee will not recognize income upon the grant or exercise of an incentive stock option. Instead, the optionee will be taxed at the time he or she sells the stock purchased pursuant to the option. The optionee will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the optionee does not sell the stock within two years from the date of grant of the option and one year from the date the stock is transferred to the optionee, the gain will be a long-term capital gain, and the Company will not be entitled to a deduction. If the optionee sells the stock at a gain prior to that time, the difference between the amount the optionee paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income and the Company will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount will be taxed as capital gain. If the optionee sells the stock for less than the amount he or she paid for it prior to the expiration of the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject an optionee to, or increase an optionee's liability for, the alternative minimum tax.

    NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize income upon the grant of a non-qualified stock option under the 1997 Plan or at any time prior to the exercise of the option or a portion thereof. Generally, at the time the optionee exercises a non-qualified option or portion thereof, the optionee will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the underlying stock on the date the option is exercised over the option price of the stock and the Company will then be entitled to a corresponding deduction. At that time, the Company will be subject to income tax withholding requirements and will have the right to require an optionee who is or was an employee of the Company to remit in cash to the Company an amount sufficient to satisfy any federal, state and local tax requirements prior to the delivery of any certificate or certificates for such shares of stock.

    A subsequent taxable disposition of the stock acquired upon exercise of an option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the stock on the date of the option exercise and the amount realized on later disposition.

    THE FOREGOING IS A SUMMARY DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO OPTIONEES UNDER THE CODE AND SHOULD NOT BE CONSTRUED AS LEGAL, TAX OR INVESTMENT ADVICE. ALL 1997 PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM, INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

STOCKHOLDER APPROVAL

    The Board of Directors seeks stockholder approval because such approval is required under the Internal Revenue Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the 1997 Plan.

    Approval of the amendment to increase shares reserved under the 1997 Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the Annual Meeting.

VOTES REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of this proposal will require the affirmative vote of a majority of the votes cast. As of the record date for the Annual Meeting, Liraz has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE 1997 PLAN.

                  PROPOSAL 7: APPROVAL OF THE ADOPTION OF THE
           LEVEL 8 SYSTEMS, INC. EMPLOYEE STOCK PURCHASE PLAN (U.S.)

BACKGROUND

    The Board of Directors of the Company has authorized the issuance of up to 185,000 shares of Common Stock of the Company under the Level 8 Systems, Inc. Employee Stock Purchase Plan (U.S.) (the "U.S. Stock Purchase Plan"). The U.S. Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. The following summary of the U.S. Stock Purchase Plan is qualified in its entirety by reference to the U.S. Stock Purchase Plan, which is attached as APPENDIX E to this Proxy Statement.

PURPOSE

    The purpose of the U.S. Stock Purchase Plan is to encourage the employees of the Company to acquire a proprietary interest, or increase their existing proprietary interest, in the Company.

ELIGIBILITY

    Generally, all U.S. based employees of the Company are eligible to participate in the U.S. Stock Purchase Plan, except for certain employees who are customarily employed by the Company for 20 hours per week or less or for five months or less or who are deemed to own more than 5% of the Common Stock of the Company or an affiliate. Approximately 243 employees currently are eligible to participate in the U.S. Stock Purchase Plan.

AVAILABLE SHARES

    The Company has reserved 185,000 shares for issuance under the U.S. Stock Purchase Plan.

TERMS OF THE U.S. STOCK PURCHASE PLAN

    Eligible employees who elect to participate in the U.S. Stock Purchase Plan have payroll deductions made during three-month offering periods. The amount of payroll deductions may not exceed 10% of the employee's base compensation or be less than 1% of the employee's base compensation for any payroll period. At the end of each three-month offering period, the accumulated payroll deductions are used to purchase stock at a price that is equal to 85% of the lesser of the fair market value of the Common Stock on the first business day of the offering period or the fair market value on the last business day of the offering period. The closing price of the Common Stock on the Nasdaq Stock Market on April 29, 1999, was $11.75 per share.

    Under the terms of the U.S. Stock Purchase Plan, no employee may be granted an option that permits that employee to purchase stock under the U.S. Stock Purchase Plan and any other Section 423 plans of the Company or an affiliate at a rate that exceeds $25,000 of the fair market value of stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. Under the U.S. Stock Purchase Plan, the amount of options granted to an employee is not readily determinable because the number of such options is directly related to the level of payroll deductions elected by the employee. Consequently, because the number of options is not readily determinable, a table detailing future option grants under the U.S. Stock Purchase Plan has not been included herein.

CERTAIN REORGANIZATIONS

    The U.S. Stock Purchase Plan provides for an appropriate adjustment by the Committee of the number and kind of shares available for options, the number and kind of shares for which outstanding options shall be exercisable and for adjustment of the exercise price to reflect a change in the Company's capital structure due to a recapitalization, reclassification, stock split, combination of shares or distribution of stock dividends.

    The Committee may, in its discretion, substitute, terminate, adjust or accelerate options in the case of a reorganization of the Company or a tender offer for shares of the Company's Common Stock.

AMENDMENT OR TERMINATION

    The Board of Directors has the authority to amend or terminate the U.S. Stock Purchase Plan without shareholder approval. However, the Board of Directors may condition any amendment or termination on shareholder approval if it determines that shareholder approval is necessary under tax, securities or other laws. The Board's action may not adversely affect the rights of an employer with respect to Common Stock previously acquired under the U.S. Stock Purchase Plan.

FEDERAL TAX CONSEQUENCES

    If a participant does not sell or otherwise dispose of shares of Common Stock purchased under the U.S. Stock Purchase Plan until at least two years after the day on which such shares were purchased, the participant will not realize taxable income upon the granting of the option to purchase shares or upon the actual purchase of the shares. Upon a disposition after this two-year period, or upon the participant's death at any time (even within the two-year period) while owning the shares, the gain or loss on the shares will be treated as capital gain or loss, provided that the participant will realize ordinary income equal to the lesser of (i) 15% of the fair market value of the shares on the date the shares were granted, or (ii) the excess of the fair market value of the shares at the time the shares were sold (or at the time of the participant's death) over the purchase price of the shares. The Company will not be entitled to a deduction for federal income tax purposes with respect to the purchase of the shares or the subsequent disposition of the shares.

    If a participant sells or otherwise disposes of shares prior to the expiration of the two-year period described above, the participant will realize ordinary income in the year of the sale in an amount equal to the excess of the fair market value at the time the shares were purchased over the purchase price. This amount generally will be deductible by the Company in the year in which the disposition occurs. The excess, if any, of the amount realized by the participant upon the sale of the shares over the fair market value of the shares on the date of purchase will be treated as a capital gain. If the amount realized is less than the fair market value of the shares on the date of purchase, the difference will be treated as a capital loss.

    THE FOREGOING IS A SUMMARY DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO PARTICIPANTS UNDER THE CODE AND SHOULD NOT BE CONSTRUED AS LEGAL, TAX OR INVESTMENT ADVICE. ALL U.S. STOCK PURCHASE PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM, INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

    It is not possible to determine the number of shares or the value of shares that may be purchased by any person under the U.S. Stock Purchase Plan because the decision to participate in the plan is solely the employee's, and the prices at which Common Stock will be purchased will be determined in the future.

STOCKHOLDER APPROVAL

    The Board of Directors seeks stockholder approval because such approval is required under the Internal Revenue Code as a condition to favorable tax treatment for options granted pursuant to the U.S. Stock Purchase Plan.

    Approval of the U.S. Stock Purchase Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the Annual Meeting.

VOTES REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of this proposal will require the affirmative vote of a majority of the votes cast. As of the record date for the Annual Meeting, Liraz has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE U.S. STOCK PURCHASE PLAN. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THIS PROPOSAL.

       PROPOSAL 8: APPROVAL OF THE ADOPTION OF THE LEVEL 8 SYSTEMS, INC.
                       INTERNATIONAL STOCK PURCHASE PLAN

BACKGROUND

    The Board of Directors of the Company has authorized the issuance of up to 65,000 shares of Common Stock of the Company under the Level 8 Systems, Inc. International Stock Purchase Plan (the "International Stock Purchase Plan"). The following summary of the International Stock Purchase Plan is qualified in its entirety by reference to the International Stock Purchase Plan, which is attached as APPENDIX F to this Proxy Statement.

PURPOSE

    The purpose of the International Stock Purchase Plan is to encourage the employees of the Company to acquire a proprietary interest, or increase their existing proprietary interest, in the Company.

ELIGIBILITY

    Generally, all employees of international subsidiaries of the Company, subject to the approval of the Board of Directors, are eligible to participate in the International Stock Purchase Plan, except for certain employees who are customarily employed by such subsidiaries for 20 hours per week or less or for five months or less or who are deemed to own more than 5% of the Common Stock of the Company or an affiliate. Approximately 105 employees currently are eligible to participate in the International Stock Purchase Plan.

AVAILABLE SHARES

    The Company has reserved 65,000 shares for issuance under the International Stock Purchase Plan.

TERMS OF THE INTERNATIONAL STOCK PURCHASE PLAN

    Eligible employees who elect to participate in the International Stock Purchase Plan have payroll deductions made during three-month offering periods. The amount of payroll deductions may not exceed 10% of the employee's base compensation or be less than 1% of the employee's base compensation for any payroll period. At the end of each three-month offering period, the accumulated payroll deductions are used to purchase stock at a price that is equal to 85% of the lesser of the fair market value of the Common Stock on the first business day of the offering period or the fair market value on the last business day of the offering period. The closing price of the Common Stock on the Nasdaq Stock Market on April 29, 1999, was $11.75 per share.

    Under the terms of the International Stock Purchase Plan, no employee may be granted an option that permits that employee to purchase stock under the International Stock Purchase Plan and any other Section 423 plans of the Company or an affiliate at a rate that exceeds $25,000 of the fair market value of stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time.

CERTAIN REORGANIZATIONS

    The International Stock Purchase Plan provides for an appropriate adjustment by the Committee of the number and kind of shares available for options, the number and kind of shares for which outstanding options shall be exercisable and for adjustment of the exercise price to reflect a change in the Company's capital structure due to a recapitalization, reclassification, stock split, combination of shares or distribution of stock dividends.

    The Committee may, in its discretion, substitute, terminate, adjust or accelerate options in the case of a reorganization of the Company or a tender offer for shares of the Company's Common Stock.

AMENDMENT OR TERMINATION

    The Board of Directors has the authority to amend or terminate the International Stock Purchase Plan without shareholder approval. However, the Board of Directors may condition any amendment or termination on shareholder approval if it determines that shareholder approval is necessary under tax, securities or other laws. The Board's action may not adversely affect the rights of an employer with respect to Common Stock previously acquired under the International Stock Purchase Plan.

FEDERAL TAX CONSIDERATIONS

    Participants under the International Stock Purchase Plan who are not U.S. citizens or residents would not generally be subject to U.S. tax laws as a result of participation in the International Stock Purchase Plan. Participants in the International Stock Purchase Plan who are U.S. citizens are subject to U.S. tax laws on their worldwide income, thus, the following explanation of the U.S. federal tax consequences may be applicable. However, each participant should consult with his or her own tax advisor to determine the specific tax consequences of participation in the International Stock Purchase Plan.

U.S. FEDERAL TAX CONSEQUENCES

    If a participant does not sell or otherwise dispose of shares of Common Stock purchased under the International Stock Purchase Plan until at least two years after the day on which such shares were purchased, the participant will not realize taxable income upon the granting of the option to purchase shares or upon the actual purchase of the shares. Upon a disposition after this two-year period, or upon the participant's death at any time (even within the two-year period) while owning the shares, the gain or loss on the shares will be treated as capital gain or loss, provided that the participant will realize ordinary income equal to the lesser of (i) 15% of the fair market value of the shares on the date the shares were granted, or (ii) the excess of the fair market value of the shares at the time the shares were sold (or at the time of the participant's death) over the purchase price of the shares. The Company will not be entitled to a deduction for federal income tax purposes with respect to the purchase of the shares or the subsequent disposition of the shares.

    If a participant sells or otherwise disposes of shares prior to the expiration of the two-year period described above, the participant will realize ordinary income in the year of the sale in an amount equal to the excess of the fair market value at the time the shares were purchased over the purchase price. This amount generally will be deductible by the Company in the year in which the disposition occurs. The excess, if any, of the amount realized by the participant upon the sale of the shares over the fair market value of the shares on the date of purchase will be treated as a capital gain. If the amount realized is less than the fair market value of the shares on the date of purchase, the difference will be treated as a capital loss.

    THE FOREGOING IS A SUMMARY discussion OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO PARTICIPANTS UNDER THE CODE AND SHOULD NOT BE CONSTRUED AS LEGAL, TAX OR INVESTMENT ADVICE. ALL INTERNATIONAL STOCK PURCHASE PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM, INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

    It is not possible to determine the number of shares or the value of shares that may be purchased by any person under the International Stock Purchase Plan because the decision to participate in the plan is solely the employee's, and the prices at which Common Stock will be purchased will be determined in the future.

STOCKHOLDER APPROVAL

    The Board of Directors seeks stockholder approval because such approval is required under the BCL.

    Approval of the International Stock Purchase Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, or represented and entitled to vote at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE INTERNATIONAL STOCK PURCHASE PLAN.

VOTES REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of this proposal will require the affirmative vote of a majority of the votes cast. As of the record date for the Annual Meeting, Liraz has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE INTERNATIONAL STOCK PURCHASE PLAN. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THIS PROPOSAL.

                  PROPOSAL 9: APPROVAL OF THE ADOPTION OF THE
          LEVEL 8 SYSTEMS, INC. OUTSIDE DIRECTOR STOCK INCENTIVE PLAN

BACKGROUND

    The Board of Directors of the Company has adopted the Level 8 Systems, Inc. Outside Director Stock Incentive Plan (the "Outside Director Plan") and authorized the issuance of up to 120,000 shares of Common Stock of the Company. The following summary of the Outside Director Plan is qualified in its entirety by reference to the Outside Director Plan, which is attached as APPENDIX G TO THIS PROXY STATEMENT.

PURPOSE

    The purpose of the Outside Director Plan is to allow eligible directors to receive Common Stock in lieu of cash compensation as payment of directors' fees and to facilitate the continued growth and financial success of the Company. The Outside Director Plan is also intended to promote personal interest in the welfare of the Company and provide an incentive to those individuals who are primarily responsible for the managing the operations of and for shaping and carrying out the-long term plans of the Company.

ELIGIBILITY

    All non-employee directors may participate under the Outside Director Plan.

AVAILABLE SHARES

    The Company has reserved 120,000 shares for issuance under the Outside Director Plan.

TERMS OF STOCK AWARDS

    The Outside Director Plan provides for eligible directors, subject to approval of the Board of Directors, to receive partial payment of director fees in shares of Company Common Stock. The stock award is evidenced by an agreement describing the material terms of the award.

    The number of shares each qualified director will receive is based on 100% of the fair market value of the Company's Common Stock on the date upon which payment of director fees would have otherwise been paid.

TERMS OF OPTIONS

    The Outside Director Plan provides for the grant of non-qualified stock options. Each option is evidenced by an agreement describing the material terms of the option.

    The Outside Director Plan provides for a grant of an initial option to purchase 12,000 shares of the Company's Common Stock to the existing eligible directors as of the effective date of the Outside Director Plan and to any future eligible directors upon their election or appointment to the Board of Directors. In addition to the initial grant of options, the Outside Director Plan permits the Board of Directors to make grants, in its discretion, to eligible directors in such amounts and with such terms as the Board of Directors shall determine.

    The exercise price of a non-qualified stock option granted pursuant to the Outside Director Plan shall be equal to the fair market value of the Common Stock on the date that the option is granted. The exercise price shall be paid in such form as the Board of Directors shall determine. Options granted under the Outside Director Plan will become vested as to one-third of the number of shares subject to the option on each anniversary of the option grant date provided that the eligible director continues to be a member of the Board of Directors. In the event of a change in control of the Company, any outstanding options will vest immediately.

    Ordinarily, an option will expire ten years from the grant date. If earlier, an option will terminate three months after the date upon which an eligible director ceases to serve on the Board of Directors for any reason other than death or disability. If, however, such eligible director ceases to be a director due to death or disability, one year will be substituted for the three-month period.

    Options granted under the Outside Director Plan generally are not transferable or assignable during the holder's lifetime except under the laws of descent and distribution, by will or as gifts to family members.

CERTAIN REORGANIZATIONS

    The Outside Director Plan provides for an appropriate adjustment, as determined by the Board of Directors, in the number and kind of shares of Common Stock available under the Outside Director Plan, the number and kind of shares to be subsequently granted to eligible directors and the number and kind of shares of Common Stock issuable under the Outside Director Plan by reason of a change in par value, split-up, stock split, reverse stock split, reclassification, merger, consolidation, distribution of stock dividends or any other transaction for which the Board of Directors determines an adjustment is appropriate.

AMENDMENT AND TERMINATION OF THE OUTSIDE DIRECTOR PLAN

    The Board of Directors has the authority to amend or terminate the Outside Director Plan without shareholder approval. However, the Board of Directors may condition any amendment or termination on shareholder approval if it determines that shareholder approval is necessary under tax, securities or other laws. The Board's action may not adversely affect the rights of a director with respect to Common Stock previously acquired under the Outside Director Plan. The Outside Director Plan shall be effective for 10 years during which time options may be granted.

ADMINISTRATION

    The Outside Director Plan is administered by the Board of Directors. The Board of Directors has the authority to take action, in its sole discretion, to facilitate the necessary and proper administration of the Outside Director Plan. The Board's decisions relating to the administration of the Outside Director Plan will be final and binding.

    The Outside Director Plan provides for indemnification of the Board of Directors by the Company for liabilities, including attorneys' fees, settlement amounts and judgments, incurred as a result of the defense of any legal action arising out of any decisions, actions or failures to act by the Board members in connection with the Outside Director Plan. However, Board members will not be eligible for indemnification if they are negligent or engaged in any misconduct in the performance of their duties.

BENEFITS UNDER THE OUTSIDE DIRECTOR PLAN

    The Board of Directors has not yet made any determination as to which eligible participants will be granted options or will receive stock in lieu of directors fees under the Outside Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

    Eligible directors who elect to receive a stock award in lieu of cash compensation will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the Common Stock subject to the stock award, less any amount paid for such stock at the time the stock is granted, and the Company will be entitled to a corresponding deduction.

    A director will not recognize income upon the grant of a non-qualified stock option under the Outside Director Plan or at any time prior to the exercise of the option or a portion thereof. Generally, at the time the director exercises a non-qualified option or portion thereof, the director will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the underlying stock on the date the option is exercised over the option price of the stock and the Company will then be entitled to a corresponding deduction.

    A subsequent taxable disposition of the stock acquired upon exercise of an option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the stock on the date of the option exercise and the amount realized on later disposition.

    THE FOREGOING IS A SUMMARY DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO OPTIONEES UNDER THE CODE AND SHOULD NOT BE CONSTRUED AS LEGAL, TAX OR INVESTMENT ADVICE. ALL OUTSIDE DIRECTOR PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM, INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

VOTES REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of this proposal will require the affirmative vote of a majority of the votes cast. As of the record date for the Annual Meeting, has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE OUTSIDE DIRECTOR PLAN. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THIS PROPOSAL.

      PROPOSAL 10: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    Unless otherwise directed by the stockholders, proxies will be voted for ratification of the appointment by the Board of Directors, upon the recommendation of the Audit Committee, of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent accountants for fiscal 1999. PricewaterhouseCoopers was appointed as the Company's independent accountants for fiscal 1998 on January 21, 1999. From January 28, 1998 until December 15, 1998, Grant Thornton LLP ("Grant Thornton") had been designated as the Company's independent accountants and had audited the Company's Consolidated Financial Statements for fiscal 1997. Prior thereto, Lurie, Besikof, Lapidus & Co., LLP ("Lurie Besikof") had been the Company's auditors. If the appointment of PricewaterhouseCoopers is not ratified by the stockholders, the Audit Committee will reconsider its recommendation. The Company has been informed that no member of PricewaterhouseCoopers has any direct or material indirect financial interest in the Company or any of its subsidiaries. A representative of the firm will be present at the Annual Meeting to answer appropriate questions and to make a statement if he or she desires.

    On December 15, 1998, the Company dismissed Grant Thornton as its independent auditors. The decision to change independent auditors was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors. The decision to dismiss Grant Thornton was made in conjunction with the recently announced acquisition of Seer by the Company. Given the size of the Company following the acquisition of Seer, the Company believed that it required a larger firm with greater resources. Grant Thornton served as independent auditors of the Company since January 1998, succeeding Lurie Besikof who served as independent auditors to the Company (and the Company's predecessor entities) for the ten years preceding its January 28, 1998 replacement by Grant Thornton.

    During the most recent fiscal year and any subsequent interim period, none of Grant Thornton's reports on the Company's financial statements contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

    Excerpts from the Company's Form 8-K filed January 22, 1999 describing certain reportable events under Item 304 of Regulation S-K are attached hereto as APPENDIX H and incorporated herein by reference.

    On January 28, 1998, the Company replaced Lurie Besikof as its independent auditors with Grant Thornton. The decision to change independent auditors was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors. The decision was based on advice the Company received from the investment banking firm that was providing financial guidance to the Company at the time.

    Lurie Besikof served as independent auditors to the Company (and the Company's predecessor entities) for the ten years preceding its January 28, 1998 replacement. During these ten years, there have been no disagreements with Lurie Besikof regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

VOTES REQUIRED FOR APPROVAL OF THE PROPOSAL

    Approval of this proposal will require the affirmative vote of a majority of the votes cast. As of the record date for the Annual Meeting, Liraz has the right to vote 4,933,120 shares, representing 57% of the outstanding Common Stock, and has advised the Company that it intends to vote in favor of this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless stockholders specify otherwise.

    THE BOARD OF DIRECTORS OF THE COMPANY, BY UNANIMOUS ACTION OF THE DIRECTORS, RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 1999. UNLESS AUTHORITY TO DO SO IS WITHHELD, THE PERSON(S) NAMED IN EACH PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF THIS PROPOSAL.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

    Stockholders wishing to submit a proposal for action at the Company's 2000 Annual Meeting of Stockholders and desiring the proposal to be considered for inclusion in the Company's proxy materials relating thereto must provide a written copy of the proposal to the Secretary of the Company at its principal executive offices not later than December 31, 1999 and must otherwise comply with the rules of the Securities and Exchange Commission relating to stockholder proposals. The Company has the right to request documentary support (as provided in Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act) of the proponent's ownership claim within 14 calendar days after receipt of the proposal, and the proponent shall furnish appropriate documentation within 21 days after receiving such request. Stockholders who submit proposals must, in all other respects, comply with Rule 14a-8 under the Exchange Act. If a proponent fails to notify the Company at least forty-five (45) days prior to the month and day of the prior year's proxy statement, then the management proxies would be allowed their discretionary voting authority when the proposal is presented at the Annual Meeting, without any discussion of the matter in the proxy statement.

                                 ANNUAL REPORT

    The Company's 1998 Annual Report to Stockholders is being mailed to the Company's stockholders with this Proxy Statement. Such materials are not part of the proxy soliciting materials.

                                 OTHER MATTERS

    Management is not aware of any other matters to be considered at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy in their discretion to vote the proxies in accordance with their judgment of such matters.

                                          By Order of the Board of Directors,

                                          /s/ ARIE KILMAN
                                          --------------------------------------
                                          Arie Kilman
                                          Chairman of the Board

THE COMPANY WILL UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998. REQUESTS FOR COPIES SHOULD BE DIRECTED TO INVESTOR RELATIONS, LEVEL 8 SYSTEMS, INC., 8000 REGENCY PARKWAY, CARY, NORTH CAROLINA 27511

April 30, 1999

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER adopted on             , 1999, by Level 8
Systems, Inc., a business corporation of the State of New York ("Level 8 NY"),
and by its Board of Directors on said date, and adopted on       , 1999 by Level
8 Systems, Inc., a business corporation incorporated under the laws of the State of Delaware ("Level 8 DE"), and by its Board of Directors on said date.

    1. The participating corporations, Level 8 NY and Level 8 DE, shall pursuant to the provisions of the Business Corporation Law of the State of New York, and the provisions of the laws of the State of Delaware, be merged with and into a single corporation, Level 8 DE, which shall be the surviving corporation upon the effective date of the merger (sometimes hereinafter referred to as the "Surviving Corporation"), and which shall continue to exist as said Surviving Corporation under its present name pursuant to the provisions of the laws of the jurisdiction of its incorporation. The separate existence of Level 8 NY, which is sometimes hereinafter referred to as the "Terminating Corporation", shall cease upon the effective date of the merger in accordance with the provisions of the Business Corporation Law of the State of New York.

    2. The number of outstanding shares of the Terminating Corporation is shares, all of which are of one class and are common shares, and all of which are entitled to vote.

    3. The number of outstanding shares of the Surviving Corporation is 100 shares, all of which are of one class and are common shares, and all of which are entitled to vote.

    4. The Certificate of Incorporation and Bylaws of the Surviving Corporation upon the effective date of the merger will be the Certificate of Incorporation and Bylaws of the Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of its incorporation.

    5. The directors and officers in office of the Terminating Corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the Surviving Corporation.

    6. Each issued share of the Terminating Corporation shall, upon the effective date of the merger, be converted into one share of the Surviving Corporation. Each issued share of the Surviving Corporation shall, upon the effective date of the merger, be cancelled and retired without any action on the part of the holder thereof, and no consideration shall be paid or delivered in exchange therefor.

    7. The Plan of Merger herein made and adopted shall be submitted to the shareholders of the Terminating Corporation for their adoption or rejection in the manner prescribed by the provisions of the Business Corporation Law of the State of New York, and the merger of the Terminating Corporation with and into the Surviving Corporation shall be authorized in the manner prescribed by the laws of the jurisdiction of incorporation of the Surviving Corporation.

    8. In the event that the Plan of Merger shall have been adopted by the shareholders entitled to vote of the Terminating Corporation in the manner prescribed by the provisions of the Business Corporation Law of the State of New York, and in the event that the merger of the Terminating Corporation with and into the Surviving Corporation shall have been duly authorized in compliance with the laws of the jurisdiction of incorporation of the Surviving Corporation, the Terminating Corporation and the Surviving Corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of New York and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

    9. The Board of Directors and the proper officers of the Terminating Corporation and of the Surviving Corporation, respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                             LEVEL 8 SYSTEMS, INC.

    1. The name of the corporation is Level 8 Systems, Inc. (the "Corporation").

    2. The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington 19805, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

    3. The name and mailing address of the sole incorporator are as follows:

NAME                                                           MAILING ADDRESS
----------------------------------------------  ----------------------------------------------
Dennis McKinnie                                 Level 8 Systems, Inc.
                                                8000 Regency Parkway
                                                Cary, North Carolina 27511

    4. The name and mailing address of the initial director of the corporation who shall serve until the first annual meeting of stockholders or until his successor(s) are elected and qualified, is as follows:

NAME                                                           MAILING ADDRESS
----------------------------------------------  ----------------------------------------------
Arie Kilman                                     Level 8 Systems, Inc.
                                                1250 Broadway, 35(th) Floor
                                                New York, New York 1001

    5. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

    6. The total number of shares of capital stock which the Corporation is authorized to issue is of fifty million (50,000,000), shares, consisting of:

        (i) forty million (40,000,000) shares of common stock, par value $.001 per share ("Common Stock"); and

        (ii) ten million (10,000,000) shares of preferred stock, par value $.001 per share ("Preferred Stock").

    The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

        A. PREFERRED STOCK.

        The Board of Directors is authorized to provide, without stockholder action, for the issuance of shares of Preferred Stock, subject to limitations prescribed by law and by this Certificate of Incorporation, without stockholder action in one or more series. The description of shares of each series of Preferred Stock, including the number of shares to be included in each such series, any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption shall be as set forth in resolutions adopted by the Board of Directors and Articles of Amendment to this Certificate of Incorporation shall be filed with the Delaware Secretary of State as required by law to be filed with respect to the issuance of such Preferred Stock prior to such issuance. Unless otherwise required by law, this Certificate of Incorporation or agreement, no Shareholder action is required for the authorization and issuance of such shares of Preferred Stock.

        The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, setting or changing the following:

           (a) the number of shares constituting each series and the distinctive designation of that series;

           (b) the annual dividend rate, if any, on shares of such series, the times of payment, if dividends are to be cumulative and, if so, the date from which dividends shall be accumulated, and the relative rights of priority with respect to dividends;

           (c) whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

           (d) the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

           (e) whether shares of such series shall be convertible into, or exchangeable for, shares of stock or any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

           (f) whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

           (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

           (h) any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

    The shares of Preferred Stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

        B. COMMON STOCK

        (1) GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock, if any.

        (2) VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

        (3) DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors.

        (4) LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, and subject to the rights of the holders of Preferred Stock, if any, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders.

    7. In furtherance of and not in limitation of powers conferred by statute, it is further provided that the election of directors need not be by written ballot.

    8. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation or liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions such director occurring prior to such amendment.

    9. The Corporation shall, to the full extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom.

    Indemnification may include payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to the indemnification under this Article, which undertaking may be accepted without reference to the financial ability of such person to make such repayment.

    The Corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the Corporation.

    The indemnification rights provided in this Section (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholder or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized form time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

    10. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and the Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

                 [Remainder of page left intentionally blank.]

    THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly has hereunto
set my hand this     day of             , 1999.

                                          --------------------------------------

                                            Dennis McKinnie, Sole Incorporator

                                                                      APPENDIX C

                                     BYLAWS
                                       OF
                             LEVEL 8 SYSTEMS, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE 1
                                    OFFICES

    Level 8 Systems, Inc. (the "Corporation") shall at all times maintain a registered office in the State of Delaware and a registered agent at that address but may have other offices located in or outside of the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE 2
                             STOCKHOLDERS' MEETINGS

    2.1 PLACES OF MEETINGS. All meetings of stockholders shall be held at such place or places inside or outside of the State of Delaware as the Board of Directors may from time to time determine or as may be designated in the notice of meeting or waiver of notice thereof, subject to any provisions of the laws of the State of Delaware.

    2.2 ANNUAL MEETINGS. The annual meeting of stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on such date and at such time as may be designated from time to time by the Board of Directors within four months after the end of each fiscal year of the Corporation. If the annual meeting is not held on the date designated, it may be held as soon thereafter as convenient and shall be called the annual meeting. Written notice of the time and place of the annual meeting shall be given by mail to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation, not less than ten (10) nor more than sixty (60) days prior to the scheduled date thereof, unless such notice is waived as provided by Article 9 of these Bylaws.

    2.3 SPECIAL MEETINGS. Special meetings of stockholders may be called at any time by the Board of Directors and shall be called by the President or Secretary or an Assistant Secretary at the written request of the holders of at least 50% of the total number of shares of stock then outstanding and entitled to vote stating the specific purpose or purposes thereof. Written notice of the time, place and specific purposes of such meeting shall be given by mail to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation, not less than ten (10) nor more than sixty (60) days prior to the scheduled date thereof, unless such notice is waived as provided in
Article 9 of these Bylaws.

    2.4 VOTING. At all meetings of stockholders, each stockholder entitled to vote on the record date, as determined under Section 6.3 of these Bylaws or, if not so determined, as prescribed under the laws of the State of Delaware, shall be entitled to one vote for each share of stock standing of record in his name, subject to any restrictions or qualifications set forth in the Certificate of Incorporation or any amendment thereto.

    2.5 QUORUM. At any meeting of stockholders, a majority of the number of shares of stock outstanding and entitled to vote thereat, present in person or by proxy, shall constitute a quorum, but a smaller interest may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice, subject to such limitation as may be imposed under the laws of the State of Delaware. When a quorum is present at any meeting, a majority of the number of shares of stock entitled to vote present thereat shall decide any question brought before such meeting unless the question is one upon which a different vote is required by express provision of the laws of the State of Delaware, the Certificate of Incorporation or these Bylaws, in which case such express provision shall govern.

    2.6 ACTION WITHOUT MEETING. Unless otherwise provided in the Certificate of Incorporation or any amendment thereto or by the laws of the State of Delaware, any action required by the laws of the State of Delaware to be taken at any annual or special meeting of stockholders, or any action which may otherwise be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if: (i) a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; and (ii) prompt notice of the taking of such action by less than unanimous written consent is given to the other stockholders to the extent and in the manner required by the laws of the State of Delaware.

                                   ARTICLE 3
                               BOARD OF DIRECTORS

    3.1 POWERS. The business and affairs of the Corporation shall be carried on by or under the direction of the Board of Directors, which shall have all the powers authorized by the laws of the State of Delaware, subject to such limitations as may be provided by the Certificate of Incorporation or these Bylaws.

    3.2 NUMBER AND QUALIFICATION. A Board of Directors shall be elected at each annual meeting of stockholders, each director so elected to serve until the election and qualifications of his successor or until his earlier resignation or removal as provided in these Bylaws. The initial number of directors shall be such as may be determined by the incorporator and thereafter the number of directors shall be not less than one (1) and not more than nine (9), the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least 50% of all outstanding shares of capital stock entitled to vote in the election of directors, voting together as a single class, as provided in the Certificate of Incorporation. Each director shall serve for a term of one (1) year or until the election and qualification of his successor or until his earlier resignation or removal as provided in the Certificate of Incorporation or these Bylaws. Any employee of the Corporation or a subsidiary of the Corporation who serves on the Board of Directors shall be deemed to have tendered his resignation from the Board of Directors at the time such employee gives notice of termination of his employment with the Corporation or any subsidiary, as the case may be, or upon the termination of such employment for any reason, whichever occurs first; provided, however, that the Board of Directors, in its sole discretion, may decline to accept the resignation of the former employee from the Board of Directors if the former employee agrees to continue to serve on the Board of Directors notwithstanding the termination of his employment and if the Board of Directors determines that the continued service of the former employee on the Board of Directors is in the best interests of the Corporation and its stockholders. In case of an increase in the number of directors between elections by the stockholders, the additional directorships shall be considered vacancies and shall be filled in the manner prescribed in Article 5 of these Bylaws. Directors need not be stockholders, nor need they be residents of the State of Delaware.

    3.3 COMPENSATION. The Board of Directors, or a committee thereof, may from time to time by resolution authorize the payment of fees or other compensation to the directors for services as such to the Corporation, including, but not limited to, fees for attendance at all meetings of the Board of Directors or any committee thereof, and determine the amount of such fees and compensation. Directors shall in any event be paid their traveling expenses for attendance at all meetings of the Board or committee thereof. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor in amounts authorized or otherwise approved from time to time by the Board or any committee thereof.

    3.4 MEETINGS AND QUORUM. Meetings of the Board of Directors may be held either inside or outside of the State of Delaware. A quorum shall be one-half
( 1/2) of the then authorized number of directors, but not less than two (2) directors, provided, however, that if a Board of Directors consisting of one (1) director is authorized, then one (1) director shall constitute a quorum.

    The Board of Directors shall, at the close of each annual meeting of stockholders and without further notice other than these Bylaws, if a quorum of directors is then present or as soon thereafter as may be convenient, hold a regular meeting for the election of officers and the transaction of any other business. At such meeting they shall elect a President and a Secretary and such other officers as they deem proper.

    The Board of Directors may from time to time provide for the holding of regular meetings with or without notice and may fix the times and places at which such meetings are to be held. Meetings other than regular meetings may be called at any time by the President and must be called by the President or the Secretary or an Assistant Secretary upon the request of any director.

    Notice of each meeting, other than a regular meeting (unless required by the Board of Directors), shall be given to each director by mailing the same to each director at his residence or business address at least two (2) days before the meeting or by delivering the same to him personally or by telephone or telegraph at least one (1) day before the meeting unless, in case of exigency, the President or the Secretary shall prescribe a shorter notice to be given personally or by telephone, telegraph, cable or wireless to all or any one or more of the directors at their respective residences or places of business.

    Notice of any meeting shall state the time and place of such meeting, but need not state the purposes thereof unless otherwise required by the laws of the State of Delaware, the Certificate of Incorporation, the Bylaws or the Board of Directors.

    3.5 COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, provide for an Executive Committee of two or more directors and shall elect the members thereof to serve at the pleasure of the Board of Directors and may designate one of such members to act as chairman. The Board of Directors may at any time change the membership of the Executive Committee, fill vacancies in it, designate alternate members to replace any absent or disqualified members at any meeting of such committee, or dissolve it. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise any or all of the powers of the Board of Directors in the management or direction of the business and affairs of the Corporation and under the Bylaws to the extent authorized by resolution adopted by a majority of the whole Board of Directors and to such limitations as may be imposed by the laws of the State of Delaware.

    The Executive Committee may determine its rules of procedure and the notice to be given of its meeting, and it may appoint such other committees and assistants as it shall from time to time deem necessary. A majority of the members of the Executive Committee shall constitute a quorum.

    The Board of Directors may by resolution provide for such other committees as it deems desirable and may discontinue the same at its pleasure. Each such committee shall have the powers and perform such duties, not inconsistent with law, as may be assigned to it by the Board.

    3.6 CONFERENCE TELEPHONE MEETINGS. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting by means of a conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

    3.7 ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

                                   ARTICLE 4
                                    OFFICERS

    4.1 TITLES AND ELECTION. The officers of the Corporation shall be the President, the Secretary and the Treasurer, all of whom shall initially be elected as soon as convenient by the Board of Directors and thereafter, in the absence of earlier resignations or removals, shall be elected at the first meeting of the Board of Directors following each annual meeting of stockholders. Each officer shall hold office at the pleasure of the Board of Directors except as may otherwise be approved by the Board of Directors, or until his earlier resignation, removal under these Bylaws or other termination of his employment. Any person may hold more than one office if the duties can be consistently performed by the same person and to the extent permitted by the laws of the State of Delaware.

    The Board of Directors, in its discretion, may also at any time elect or appoint one or more Vice Presidents, a Chief Operating Officer and one or more Assistant Secretaries and such other officers as it may deem advisable, each of whom shall hold office at the pleasure of the Board of Directors, except as may otherwise be approved by the Board of Directors, or until his earlier resignation, removal or other termination of employment, and shall have such authority and shall perform such duties as may be prescribed or determined from time to time by the Board of Directors or, if not prescribed or determined by the Board of Directors, the President or the then senior executive officer may prescribe or determine. The Board of Directors may require any officer or other employee or agent to give bond for the faithful performance of his duties in such form and with such sureties as the Board may require.

    4.2 DUTIES. Subject to such extension, limitations, and other provisions as the Board of Directors may from time to time prescribe or determine, the following officers shall have the following powers and duties:

    (a) PRESIDENT. The President shall exercise the powers and authority and perform all of the duties commonly incident to his office, shall preside at all meetings of the stockholders and of the Board of Directors if he is a director, and shall perform such other duties as the Board of Directors shall specify from time to time. The President or a Vice President, unless some other person is thereunto specifically authorized by the Board of Directors, shall sign all certificates for shares, bonds, debentures, promissory notes, deeds and contracts of the Corporation.

    (b) VICE PRESIDENTS. The Vice President or Vice Presidents shall perform such duties as may be assigned to them from time to time by the Board of Directors or by the President if the Board of Directors does not do so. In the absence or disability of the President, the Vice Presidents in order of seniority may, unless otherwise determined by the Board of Directors, exercise the powers and perform the duties pertaining to the office of President, except that if one or more Vice Presidents has been elected or appointed, the person holding such office in order of seniority shall exercise the powers and perform the duties of the office of President.

    (c) SECRETARY. The Secretary or in his absence an Assistant Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors and any committee thereof, give and serve all notices, attend to such correspondence as may be assigned to him, keep in safe custody the seal of the Corporation, and affix such seal to all such instruments properly executed as may require it, shall perform all of the duties commonly incident to his office and shall have such other duties and powers as may be prescribed or determined from time to time by the Board of Directors or by the President if the Board of Directors does not do so.

    (d) TREASURER. The Treasurer or in his absence an Assistant Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the monies, funds, securities, valuable papers and documents of the Corporation (other than his own bond, if any, which shall be in the custody of the President), and shall have, under the supervision of the Board of Directors, all the powers and duties commonly incident to his office. He shall deposit all funds of the Corporation in such bank or banks, trust company or trust companies, or with such firm or firms doing a banking business as may be designated by the Board of Directors or by the President if the Board of Directors does not do so. He may endorse for deposit or collection all checks, notes, and similar instruments payable to the Corporation or to its order. He shall keep accurate books of account of the Corporation's transactions, which shall be the property of the Corporation, and together with all of the property of the Corporation in his possession, shall be subject at all times to the inspection and control of the Board of Directors. The Treasurer shall be subject in every way to the order of the Board of Directors, and shall render to the Board of Directors and/or the President of the Corporation, whenever they may require it, an account of all his transactions and of the financial condition of the Corporation. In addition to the foregoing, the Treasurer shall have such duties as may be prescribed or determined from time to time by the Board of Directors or by the President if the Board of Directors does not do so.

    (e) ASSISTANT SECRETARIES AND TREASURERS. Assistants to the Secretaries and Treasurers may be appointed by the President or elected by the Board of Directors and shall perform such duties and have such powers as shall be delegated to them by the President or the Board of Directors.

    4.3 DELEGATION OF AUTHORITY. The Board of Directors may at any time delegate the powers and duties of any officer for the time being to any other officer, director or employee.

    4.4 COMPENSATION. The compensation of the officers of the Corporation shall be fixed by the Board of Directors or a committee thereof, and the fact that any officer is a director shall not preclude him from receiving compensation or from voting upon the resolution providing the same.

                                   ARTICLE 5
                      RESIGNATIONS, VACANCIES AND REMOVALS

    5.1 RESIGNATIONS. Any director or officer may resign at any time by giving written notice thereof to the Board of Directors, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of any resignation shall not be necessary to make it effective.

    5.2  VACANCIES.

    (a) DIRECTORS. Any vacancy in the Board of Directors caused by reason of death, incapacity, resignation, removal, increase in the authorized number of directors or otherwise, shall be filled by the holders of a majority of the shares then entitled to vote at an election of directors. Any director so filling such a vacancy shall serve until the next annual meeting of stockholders and the election and qualification of his successor or until his earlier resignation or removal as provided in the Certificate of Incorporation or these Bylaws.

    (b) OFFICERS. The Board of Directors may at any time or from time to time fill any vacancy among the officers of the Corporation.

    5.3  REMOVALS.

    (a) DIRECTORS. Except as may otherwise be provided by the General Corporation Law of Delaware, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

    (b) OFFICERS. Subject to the provisions of any validly existing agreement, the Board of Directors may at any meeting remove from office any officer, with or without cause, and may appoint a successor; provided that if action is to be taken to remove the President, the notice of meeting or waiver of notice thereof shall state that one of the purposes of the meeting is to consider and take action on his removal.

                                   ARTICLE 6
                                 CAPITAL STOCK

    6.1 CERTIFICATES OF STOCK. Every stockholder shall be entitled to a certificate or certificates for shares of the capital stock of the Corporation in such form as may be prescribed or authorized by the Board of Directors, duly numbered and setting forth the number and kind of shares represented thereby. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary. Any or all of such signatures may be in facsimile.

    In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate has ceased to be such officer, transfer agent or registrar before the certificate has been issued, such certificate may nevertheless be issued and delivered by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

    6.2 TRANSFER OF STOCK. Shares of the capital stock of the Corporation shall be transferable only upon the books of the Corporation upon the surrender of the certificate or certificates properly assigned and endorsed for transfer. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

    The Board of Directors may appoint a transfer agent and one or more co-transfer agents and a registrar and one or more co-registrars and may make or authorize such agents to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.

    6.3 RECORD DATES. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or to express consent to corporate action in writing without a meeting, or in order to make a determination of stockholders for any other proper purposes, the Corporation's stock transfer books shall not be closed, but a record date shall be set by the Board of Directors and, upon that date, the Corporation or its transfer agent shall take a record of the stockholders without actually closing the stock transfer books. Such record date shall not be more than sixty (60) days, nor less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken.

    If no such record date is fixed by the Board, the record date shall be that prescribed by the laws of the State of Delaware.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    6.4 LOST CERTIFICATES. In case of loss or mutilation or destruction of a stock certificate, a duplicate certificate may be issued upon such terms as may be determined or authorized by the Board of Directors or the Executive Committee, or by the President if the Board of Directors or the Executive Committee does not do so.

                                   ARTICLE 7
                    FISCAL YEAR, BANK DEPOSITS, CHECKS, ETC.

    7.1 FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year, unless otherwise fixed by resolution of the Board of Directors.

    7.2 BANK DEPOSIT, CHECKS, ETC. The funds of the Corporation shall be deposited in the name of the Corporation or of any division thereof in such banks or trust companies in the United States or elsewhere as may be designated from time to time by the Board of Directors or the Executive Committee, or by such officer or officers as the Board of Directors or the Executive Committee may authorize to make such designations.

    All checks, drafts or other orders for the withdrawal of funds from any bank account shall be signed by the President or such other person or persons as may be designated from time to time by the Board of Directors or the Executive Committee. The signatures on checks, drafts or other orders for the withdrawal of funds may be in facsimile if authorized in the designation.

                                   ARTICLE 8
                               BOOKS AND RECORDS

    8.1 PLACE OF KEEPING BOOKS. The books and records of the Corporation may be kept outside of the State of Delaware.

    8.2 EXAMINATION OF BOOKS. Except as may otherwise be provided by the laws of the State of Delaware, the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the Corporation are to be open to the inspection of any stockholder. No stockholder shall have any right to inspect any account or book or document of the Corporation except as prescribed by law or authorized by express resolution of the stockholders or of the Board of Directors.

                                   ARTICLE 9
                                    NOTICES

    9.1 REQUIREMENTS OF NOTICE. Whenever notice is required to be given by statute, the Certificate of Incorporation or these Bylaws, it shall not mean personal notice unless so specified, but such notice may be given in writing by depositing the same in a post office, letter box, or mail chute postage prepaid and addressed to the person to whom such notice is directed at the address of such person on the records of the Corporation, and such notice shall be deemed given at the time when the same shall be thus mailed.

    9.2 WAIVERS. Any stockholder, director or officer may, in writing or by telegram or cable, at any time waive any notice or other formality required by statute, the Certificate of Incorporation or these Bylaws. Such waiver of notice, whether given before or after any meeting or action, shall be deemed equivalent to notice. Presence of a stockholder either in person or by proxy at any meeting of stockholders and presence of any director at any meeting of the Board of Directors shall constitute a waiver of such notice as may be required by any statute, the Certificate of Incorporation or these Bylaws.

                                   ARTICLE 10
                                      SEAL

    The corporate seal of the Corporation shall be in such form as the Board of Directors shall determine from time to time and may consist of a facsimile thereof or the word "SEAL" enclosed in parentheses.

                                   ARTICLE 11
                               POWERS OF ATTORNEY

    The Board of Directors or the Executive Committee may authorize one or more of the officers of the Corporation to execute powers of attorney delegating to named representatives or agents power to represent or act on behalf of the Corporation, with or without power of substitution.

    In the absence of any action by the Board of Directors or the Executive Committee, any officer of the Corporation may execute, for and on behalf of the Corporation, waivers of notice of meetings of stockholders and proxies, or may vote shares directly, for such meetings of any company in which the Corporation may hold voting securities.

                                   ARTICLE 12
              INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

    The Corporation shall indemnify its directors, officers and employees to the extent provided in the Corporation's Certificate of Incorporation.

                                   ARTICLE 13
                                   AMENDMENTS

    Except as provided otherwise by the laws of the State of Delaware, the Certificate of Incorporation or elsewhere in these Bylaws, these Bylaws may be amended or repealed either:

    (a) at any meeting of stockholders at which a quorum is present by vote of a majority of the number of shares of stock entitled to vote present in person or by proxy at such meeting; or

    (b) at any meeting of the Board of Directors by a majority vote of the directors then in office; provided that the notice of such meeting of stockholders or directors or waiver of notice thereof contains a statement of the substance of the proposed amendment or repeal.

                                   ARTICLE 14
                          AGREEMENT AMONG STOCKHOLDERS

    If any provision of these Bylaws shall be inconsistent or in conflict with any written agreement among the stockholders of the Corporation, the applicable provisions of such agreement shall control and take precedence over the terms of these Bylaws notwithstanding any provision of these Bylaws.

                                                                      APPENDIX D

                               SECTION 623 OF THE
                       NEW YORK BUSINESS CORPORATION LAW

     PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES

    623 PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES.--(a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

    (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

    (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

    (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

    (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

    (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of the transfer.

    (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f) of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount of equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later upon the surrender of the certificates for any such shares represented by certificates.

    (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares.

    (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state such proceeding shall be brought in the county where the office of the domestic corporation whose shares are to be valued, was located.

    (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

    (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

    (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

    (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

    (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

    (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that not offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

    (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificate for any such shares represented by certificates.

    (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

    (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

    (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

    (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

    (3) The dissenting shareholder shall exercise such option under subparagraph
(1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

    (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

    (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

    (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

                                                                      APPENDIX E

                             LEVEL 8 SYSTEMS, INC.
                      EMPLOYEE STOCK PURCHASE PLAN (U.S.)

                               TABLE OF CONTENTS

                             LEVEL 8 SYSTEMS, INC.
                      EMPLOYEE STOCK PURCHASE PLAN (U.S.)

1. PURPOSE............................................................................           1

2. DEFINITIONS........................................................................           1

3. ELIGIBILITY AND PARTICIPATION......................................................           2

4. PAYROLL DEDUCTIONS.................................................................           3

5. CASH WITHDRAWALS AND DISTRIBUTIONS UPON TERMINATION OF PARTICIPATION...............           3

6. GRANT OF OPTION AND OPTION EXERCISE PRICE..........................................           4

7. EXERCISE OF OPTION.................................................................           4

8. STOCK SUBJECT TO ESPP..............................................................           5

9. ADMINISTRATION.....................................................................           5

10. ADMINISTRATIVE FEES...............................................................           5

11. TRANSFERABILITY...................................................................           5

12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION........................................           5

13. AMENDMENT OR TERMINATION..........................................................           6

14. NOTICES...........................................................................           6

15. NO CONTRACT.......................................................................           6

16. HEADINGS AND CONSTRUCTION.........................................................           6

17. APPROVAL OF STOCKHOLDERS..........................................................           7

                             LEVEL 8 SYSTEMS, INC.
                      EMPLOYEE STOCK PURCHASE PLAN (U.S.)

    1. PURPOSE. The purpose of the Level 8 Systems, Inc. Employee Stock Purchase Plan (U.S.) (the "ESPP") is to provide employees of Level 8 Systems, Inc., a New York corporation (the "Company"), and its U.S. subsidiary companies with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of Common Stock of the Company ("Common Stock"). The Company intends the ESPP to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code. Accordingly, the provisions of the ESPP shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423. This ESPP shall be effective as of May 15, 1999.

    2.  DEFINITIONS.

        (a) "BASE SALARY" means base salary and wages paid to an Eligible Employee by the Company and a Designated U.S. Subsidiary, excluding commissions, income attributable to the exercise of stock options, bonuses, and awards.

        (b) "BOARD OF DIRECTORS" means the board of directors of the Company.

        (c) "CODE" means the Internal Revenue Code of 1986, as amended.

        (d) "DESIGNATED U.S. SUBSIDIARY" means a United States Subsidiary which the Board of Directors, or its designee, has designated as eligible to participate in the ESPP.

        (e) "ELIGIBLE EMPLOYEE" means any Employee of the Company or a Designated U.S. Subsidiary for purposes of the Federal Insurance Contributions Act, excluding:

           (1) any Employee who customarily is employed for twenty (20) hours per week or less;

           (2) any Employee who would own (immediately after the grant of an option under the ESPP and applying the rules of Code Section 424(d) in determining stock ownership) shares, and/or hold outstanding options to purchase shares, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Parent or Subsidiary; and

           (3) any Employee who customarily is employed for five (5) months or less.

        (f) "EMPLOYEE" means any person who is employed by the Company or a Subsidiary.

        (g) "ENTRY DATE" means the first day of each Offering Period

        (h) "OFFERING PERIOD" means each three-month period beginning May 15, August 15, November 15 and February 15.

        (i) "PARENT" means a corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option hereunder, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (j) "PARTICIPANT" means an Employee who participates in the ESPP pursuant to Paragraph 3.

        (k) "SUBSIDIARY" means a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option hereunder, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    3.  ELIGIBILITY AND PARTICIPATION.

        (a) Any person who is an Eligible Employee on an Entry Date shall be eligible to become a Participant in the ESPP beginning on that Entry Date and shall become a Participant as of that Entry Date by completing an authorization form provided by the Company, in the form and containing the terms and conditions as the Company from time to time may determine, and filing it with the Company by the date required by the Company.

        (b) Any person who first becomes an Eligible Employee during an Offering Period shall be eligible to become a Participant in the ESPP as of the first day of the Offering Period beginning after the date upon which that person became an Eligible Employee and shall become a Participant as of such date by completing an authorization form provided by the Company, in the form and containing the terms and conditions as the Company from time to time may determine, and filing it with the Company by the date required by the Company;

        (c) A person shall cease to be a Participant upon the earliest to occur of:

           (1) the date of a termination of employment from the Company and all Subsidiaries, for any reason, before the last day of the Offering Period;

           (2) the first day of the Offering Period following a cessation of payroll deductions for the Participant under the ESPP or

           (3) the date of a withdrawal by the Participant under Paragraph 5.

    4. PAYROLL DEDUCTIONS. A Participant may contribute to the ESPP through payroll deductions as follows:

        (a) A Participant shall on his authorization form elect to have payroll deductions made from his Base Salary at a rate which, expressed as a percentage, shall be at least one percent (1%) and not exceed ten percent (10%) of his Base Salary.

        (b) Payroll deductions for a Participant shall commence for Base Salary paid during the Offering Period for which the authorization form is effective and shall continue until the effective date of an Employee's authorization to change the rate of his payroll deductions or stop payroll deductions.

        (c) A Participant may change the rate of his payroll deductions effective on the first day of any Offering Period, provided the Employee files with the Company his authorization form by the date required by the Company. However, a Participant may elect to stop payroll deductions effective as of the first day of the payroll period coinciding with or immediately following the Company's processing the Participant's request.

        (d) All payroll deductions made for a Participant shall be credited to his account under the ESPP. All payroll deductions made from Participants' Base Salary under the ESPP shall be commingled with the general assets of the Company and no separate fund shall be established. Participants' accounts are solely for bookkeeping purposes and the Company shall not be obligated to pay Participants interest on account balances.

    5.  CASH WITHDRAWALS AND DISTRIBUTIONS UPON TERMINATION OF PARTICIPATION.

        (a) A Participant may elect to withdraw the balance of the cash credited to his account under the ESPP by giving written notice to the Company prior to the date specified by the Company before the end of the current Offering Period.

        (b) The Company shall pay the cash balance of a Participant's account to the Participant as soon as administratively feasible following the date of processing of the withdrawal request or the date a person ceases to be a Participant pursuant to Paragraph 3(c), as applicable.

        (c) On the date of the Company's receipt and processing of a Participant's withdrawal request or the date a person ceases to be a Participant pursuant to Paragraph 3(c), the Participant's outstanding options under the ESPP shall immediately terminate. A Participant who receives a withdrawal of the cash balance of his or her account under the ESPP shall not be entitled to participate in the ESPP until the next Entry Date.

        (d) If a Participant withdraws the cash balance of his account, no further payroll deductions will be made from the Participant's Compensation.

    6.  GRANT OF OPTION AND OPTION EXERCISE PRICE.

        (a) As of the beginning of each Offering Period, a Participant is granted an option to purchase a whole number of shares at eighty-five percent (85%) of the lesser of the fair market value as of the first day of each Offering Period or the last day of each Offering Period up to an amount which does not exceed the Participant's payroll deduction for that Offering Period. The option price of each share of Common Stock to be purchased with a Participant's account during a Offering Period shall be equal to eighty-five percent (85%) of the lesser of the fair market value of one share of Common Stock on the first day of the Offering Period or the fair market value of one share of Common Stock on the last day of the Offering Period.

        (b) Notwithstanding the preceding subparagraph or any other provisions of the ESPP no Participant shall be granted an option which permits his rights to purchase shares under all employee stock purchase plans of the Company and its Parent and Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time the option is granted) for each calendar year in which such stock option is outstanding at any time.

        (c) For purposes of the preceding subparagraphs, the fair market value of a share of Common Stock on the first and last day of each Offering Period shall be determined as of each such date, or the most immediately preceding business day with respect to which the information required in the following clauses is available, as follows:

           (1) if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

           (2) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the NASDAQ Stock Market;

           (3) if no such closing sale price information is available, the average of the closing bid and asked prices as reported by the NASDAQ Stock Market; or

           (4) if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service.

        (d) All options granted during an Offering Period shall expire on the last day of that Offering Period.

    7. EXERCISE OF OPTION. A Participant's option for the purchase of shares during an Offering Period will be automatically exercised for him on the last day of each Offering Period for the purchase of the maximum number of whole shares which the Participant's account on that day can purchase at the option exercise price; provided, however, the number of shares purchased for a Participant shall not be less than 10 shares. Any funds remaining after the exercise of a Participant's option shall be held and will be available for purchases of shares on the last day of the next succeeding Offering Period.

    8.  STOCK SUBJECT TO ESPP.

        (a) The shares of Common Stock to be sold to Participants under the ESPP may, at the election of the Company, be either treasury shares, shares originally issued for such purpose or shares acquired on the open market. The maximum number of shares made available for sale under the ESPP shall be one hundred eighty-five thousand (185,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 12. If the total number of shares for which options are to be exercised in accordance with Paragraph 7 exceeds the number of shares then available under the ESPP, the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

        (b) A Participant will have no interest in shares covered by his option until such option has been exercised.

        (c) Shares to be delivered to a Participant under the ESPP will be registered in the name of the Participant, or if so directed by the Participant and if permissible under applicable law, in the names of the Participant and one other person designated by the Participant, as joint tenants with rights of survivorship.

    9. ADMINISTRATION. The ESPP shall be administered by the Committee, which shall be comprised of at least two members of the Board of Directors who are "non-employee directors," as defined in Rule 16b-3 as promulgated under the Securities Exchange Act of 1934. Subject to the provisions of the ESPP, the Committee shall have full and conclusive authority to interpret the ESPP; to prescribe, amend and rescind rules and regulations relating to the ESPP; and to make all other determinations necessary or advisable for the proper administration of the ESPP. The Committee's decisions shall be final and binding. The Committee may delegate the duty to perform administrative functions.

    10. ADMINISTRATIVE FEES. The Committee may charge Participants' accounts for reasonable administrative fees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan.

    11. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant. Any attempted assignment, transfer, pledge, or other disposition shall be without effect.

    12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

        (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee to the number and kind of shares available for the granting of options, or as to which outstanding options shall be exercisable, and to the option price. No fractional shares shall be issued or optioned in making any such adjustments. All adjustments made by the Committee under this paragraph shall be conclusive.

        (b) In the event of or in anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Common Stock, the Committee may make such adjustments with respect to options and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new options, the termination of outstanding options for cash, the adjustment of outstanding options, or the acceleration of options.

        (c) The grant of an option pursuant to the ESPP shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    13. AMENDMENT OR TERMINATION. The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, or Employees are subject. No amendment or termination of the Plan shall adversely affect the rights of an Employee without his consent with respect to Common Stock previously acquired under the Plan.

    14. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the ESPP shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company.

    15. NO CONTRACT. The ESPP shall not be deemed to constitute a contract between the Company or any Subsidiary and any Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in the ESPP shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time, regardless of the effect which such discharge shall have upon him or her as a Participant.

    16. HEADINGS AND CONSTRUCTION. The headings to Paragraphs in the ESPP have been included for convenience of reference only. The ESPP shall be interpreted and construed in accordance with the laws of the State of New York.

    17. APPROVAL OF STOCKHOLDERS. The ESPP shall be submitted to the stockholders of the Company for their approval within twelve (12) months after the adoption of the ESPP by the Board of Directors. The ESPP is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the ESPP and all outstanding options issued thereunder void and of no effect.

    IN WITNESS WHEREOF, the Company has caused this ESPP to be executed as of
this     day of             , 1999.

                                          LEVEL 8 SYSTEMS, INC.

                                          By:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

Title:
---------------------------------------

          [CORPORATE SEAL]

                                                                      APPENDIX F

                             LEVEL 8 SYSTEMS, INC.
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                             LEVEL 8 SYSTEMS, INC.
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE............................................................................           1

2. DEFINITIONS........................................................................           1

3. ELIGIBILITY AND PARTICIPATION......................................................           2

4. PAYROLL DEDUCTIONS.................................................................           3

5. CASH WITHDRAWALS AND DISTRIBUTIONS UPON TERMINATION OF PARTICIPATION...............           3

6. GRANT OF OPTION AND OPTION EXERCISE PRICE..........................................           4

7. EXERCISE OF OPTION.................................................................           5

8. STOCK SUBJECT TO ESPP..............................................................           5

9. ADMINISTRATION.....................................................................           5

10. ADMINISTRATIVE FEES...............................................................           6

11. TRANSFERABILITY...................................................................           6

12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION........................................           6

13. AMENDMENT OR TERMINATION..........................................................           6

14. NOTICES...........................................................................           6

15. NO CONTRACT.......................................................................           7

16. HEADINGS AND CONSTRUCTION.........................................................           7

17. GOVERNMENTAL REGULATION...........................................................           7

18. WITHHOLDING.......................................................................           7

                             LEVEL 8 SYSTEMS, INC.
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

    1. PURPOSE. The purpose of the Level 8 Systems, Inc. International Employee Stock Purchase Plan (the "ESPP") is to provide employees of the international subsidiaries of Level 8 Systems, Inc., a New York corporation (the "Company"), with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of Common Stock of the Company ("Common Stock"). This ESPP shall be effective as of May 15, 1999.

    2.  DEFINITIONS.

        (a) "BASE SALARY" means the regular base salary and wages paid to an Eligible Employee by the Designated International Subsidiary, excluding commissions, income attributable to the exercise of stock options, bonuses, and awards.

        (b)"BOARD OF DIRECTORS" means the board of directors of the Company.

        (c)"CODE" means the Internal Revenue Code of 1986, as amended.

        (d)"DESIGNATED INTERNATIONAL SUBSIDIARY" means an International Subsidiary which the Board of Directors, or its designee, has designated as eligible to participate in the ESPP.

        (e)"ELIGIBLE EMPLOYEE" means any Employee of a Designated International Subsidiary as recognized for employment purposes in the applicable jurisdiction in which the Employee has a regular place of employment other than:

           (1) any Employee who customarily is employed for twenty (20) hours per week or less;

           (2) any Employee who would own (immediately after the grant of an option under the ESPP and applying the rules of Code Section 424(d) in determining stock ownership) shares, and/or hold outstanding options to purchase shares, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Parent or Subsidiary; and

           (3) any Employee who customarily is employed for five (5) months or less.

    Notwithstanding the foregoing, any Employee of a Designated International Subsidiary who is not considered an Eligible Employee by operation of subsections (1), (2) or (3) of this Section 2(e) will be considered an Eligible Employee if the applicable provisions of the local laws governing such Employee's employment with the applicable Designated International Subsidiary prohibits the exclusion of the Employee from participation under the Plan on the basis by which the Employee is so excluded.

        (f)"EMPLOYEE" means any person who is employed by a Subsidiary.

        (g)"ENTRY DATE" means each the first day of each Offering Period.

        (h)"INTERNATIONAL SUBSIDIARY" means a Subsidiary whose principal place of business is outside the United States.

        (i)"OFFERING PERIOD" means each three-month period beginning May 15, August 15, November 15 and February 15.

        (j)"PARENT" means a corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option hereunder, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (k)"PARTICIPANT" means an Employee who participates in the ESPP pursuant to Paragraph 3.

        (l)"SUBSIDIARY" means a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option hereunder, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    3.  ELIGIBILITY AND PARTICIPATION.

        (a) Any person who is an Eligible Employee on an Entry Date shall be eligible to become a Participant in the ESPP beginning on that Entry Date and shall become a Participant as of that Entry Date by completing an authorization form provided by the Company, in the form and containing the terms and conditions as the Company from time to time may determine, and filing it with the Company by the date required by the Company.

        (b) Any person who first becomes an Eligible Employee during an Offering Period shall be eligible to become a Participant in the ESPP as of the first day of the Offering Period beginning after the date upon which that person became an Eligible Employee and shall become a Participant as of such date by completing an authorization form provided by the Company, in the form and containing the terms and conditions as the Company from time to time may determine, and filing it with the Company by the date required by the Company;

        (c) A person shall cease to be a Participant upon the earliest to occur of:

           (1) the date of a termination of employment from the Company and all Subsidiaries, for any reason, before the last day of the Offering Period;

           (2) the first day after the Offering Period following a cessation of payroll deductions for the Participant under the ESPP or

           (3) the date of a withdrawal by the Participant under Paragraph 5.

    4. PAYROLL DEDUCTIONS. A Participant may contribute to the ESPP through payroll deductions as follows:

        (a) A Participant shall on his authorization form elect to have payroll deductions made from his Base Salary at a rate which, expressed as a percentage, shall be at least one percent (1%) and not exceed ten percent (10%) of his Base Salary.

        (b) Payroll deductions for a Participant shall commence for Base Salary paid during the Offering Period for which the authorization form is effective and shall continue until the effective date of an Employee's authorization to change the rate of his payroll deductions or stop payroll deductions.

        (c) A Participant may change the rate of his payroll deductions effective on the first day of any Offering Period, provided the Employee files with the Company his authorization form by the date required by the Company. However, a Participant may elect to stop payroll deductions effective as of the first day of the payroll period coinciding with or immediately following the Company's processing the Participant's request.

        (d) All payroll deductions made for a Participant shall be credited to his account under the ESPP. All payroll deductions made from Participants' Base Salary under the ESPP shall be commingled with the general assets of the Company and no separate fund shall be established. Participants' accounts are solely for bookkeeping purposes and the Company shall not be obligated to pay Participants interest on account balances.

    5.  CASH WITHDRAWALS AND DISTRIBUTIONS UPON TERMINATION OF PARTICIPATION.

        (a) A Participant may elect to withdraw the balance of the cash credited to his account under the ESPP by giving written notice to the Company prior to the date specified by the Company before the end of the current Offering Period.

        (b) The Company shall pay the cash balance of a Participant's account to the Participant as soon as administratively feasible following the date of processing of the withdrawal request or the date a person ceases to be a Participant pursuant to Paragraph 3(c), as applicable.

        (c) On the date of the Company's receipt and processing of a Participant's withdrawal request or the date a person ceases to be a Participant pursuant to Paragraph 3(c), the Participant's outstanding options under the ESPP shall immediately terminate. A Participant who receives a withdrawal of the cash balance of his or her account under the ESPP shall not be entitled to participate in the ESPP until the next Entry Date.

        (d) If a Participant withdraws the cash balance of his account, no further payroll deductions will be made from the Participant's Compensation.

    6.  GRANT OF OPTION AND OPTION EXERCISE PRICE.

        (a) As of the beginning of each Offering Period, a Participant is granted an option to purchase a whole number of shares at eighty-five percent (85%) of the lesser of the fair market value as of the first day of each Offering Period or the last day of each Offering Period up to an amount which does not exceed the Participant's payroll deduction for that Offering Period. The option price of each share of Common Stock to be purchased with a Participant's account during a Offering Period shall be eighty-five percent (85%) of the fair market value of one share of Common Stock on the first day of the Offering Period or the fair market value on the last day of the Offering Period.

        (b) Notwithstanding the preceding subparagraph or any other provisions of the ESPP, no Participant shall be granted an option which permits his rights to purchase shares under all employee stock purchase plans of the Company and its Parent and Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time the option is granted) for each calendar year in which such stock option is outstanding at any time.

        (c) For purposes of the preceding subparagraphs, the fair market value of a share of Common Stock on the last day of each Offering Period shall be determined as of each such date, or the most immediately preceding business day with respect to which the information required in the following clauses is available, as follows:

           (1) if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

           (2) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the NASDAQ Stock Market;

           (3) if no such closing sale price information is available, the average of the closing bid and asked prices as reported by the NASDAQ Stock Market; or

           (4) if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service.

        (d) All options granted during an Offering Period shall expire on the last day of that Offering Period.

    7. EXERCISE OF OPTION. A Participant's option for the purchase of shares during an Offering Period will be automatically exercised for him on the last day of each Offering Period for the purchase of the maximum number of whole shares which the Participant's account on that day can purchase at the option exercise price; provided, however, the number of shares purchased for a Participant shall not be less than

10 shares. Any funds remaining after the exercise of a Participant's option shall be held and will be available for purchases of shares at the last day of the next succeeding Offering Period.

    8.  STOCK SUBJECT TO ESPP.

        (a) The shares of Common Stock to be sold to Participants under the ESPP may, at the election of the Company, be either treasury shares, shares originally issued for such purpose or shares acquired on the open market. The maximum number of shares made available for sale under the ESPP shall be sixty-five thousand (65,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 12. If the total number of shares for which options are to be exercised in accordance with Paragraph 7 exceeds the number of shares then available under the ESPP, the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

        (b) A Participant will have no interest in shares covered by his option until such option has been exercised.

        (c) Shares to be delivered to a Participant under the ESPP will be registered in the name of the Participant, or if so directed by the Participant and if permissible under applicable law, in the names of the Participant and one other person designated by the Participant, as joint tenants with rights of survivorship.

    9. ADMINISTRATION. The ESPP shall be administered by the Committee, which shall be comprised of at least two members of the Board of Directors who are "non-employee directors" as defined in Rule 16b-3 as promulgated under the Securities Exchange Act of 1934. Subject to the provisions of the ESPP the Committee shall have full and conclusive authority to interpret the ESPP; to prescribe, amend and rescind rules and regulations relating to the ESPP; and to make all other determinations necessary or advisable for the proper administration of the ESPP. The Committee's decisions shall be final and binding. The Committee may delegate the duty to perform administrative functions.

    10. ADMINISTRATIVE FEES. The Committee may charge Participants' accounts for reasonable administrative fees to defray the administrative costs of the Plan, which shall in no event exceed the actual administrative costs of the Plan.

    11. TRANSFERABILITY. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant. Any attempted assignment, transfer, pledge, or other disposition shall be without effect.

    12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

        (a) In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee to the number and kind of shares available for the granting of options, or as to which outstanding options shall be exercisable, and to the option price. No fractional shares shall be issued or optioned in making any such adjustments. All adjustments made by the Committee under this paragraph shall be conclusive.

        (b) In the event of or in anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Common Stock, the Committee may make such adjustments with respect to options and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new options, the termination of outstanding options for cash, the adjustment of outstanding options, or the acceleration of options.

        (c) The grant of an option pursuant to the ESPP shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    13. AMENDMENT OR TERMINATION. The Board of Directors may at any time amend or terminate the ESPP without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, the Plan or Employees are subject. No termination shall adversely affect the right of an Employee without his consent with respect to Common Stock previously acquired under the Plan.

    14. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the ESPP shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company.

    15. NO CONTRACT. The ESPP shall not be deemed to constitute a contract between the Company or any Subsidiary and any Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in the ESPP shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time, regardless of the effect which such discharge shall have upon him or her or as a Participant.

    16. HEADINGS AND CONSTRUCTION. The headings to Paragraphs in the ESPP have been included for convenience of reference only. The ESPP shall be interpreted and construed in accordance with the laws of the State of Delaware.

    17. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Company's Common Stock under the ESPP is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

    18. WITHHOLDING. The Company or, if applicable, the Designated International Subsidiary, will withhold from wages of Participants any amounts attributable to participation in the ESPP which are required to be withheld from wages by the applicable governmental authorities.

                         [SIGNATURES ON FOLLOWING PAGE]

    IN WITNESS WHEREOF, the Company has caused this ESPP to be executed as of
this     day of       , 1999.

                                          LEVEL 8 SYSTEMS, INC.

                                          By:
                                          --------------------------------------

ATTEST:

By:
-----------------------------------------

Title:
---------------------------------------

          [CORPORATE SEAL]

                                                                      APPENDIX G

                             LEVEL 8 SYSTEMS, INC.
                     OUTSIDE DIRECTOR STOCK INCENTIVE PLAN

    THIS PLAN is made effective as of March   , 1999 by Level 8 Systems, Inc., a
New York corporation (hereinafter called the "Company").

                                  INTRODUCTION

    The Company is adopting the Level 8 Systems, Inc. Outside Director Stock Incentive Plan (the "Plan") to provide non-employee directors with the opportunity to purchase the Common Stock of the Company and to provide such directors with an election to receive Common Stock of the Company in lieu of directors fees. The Board of Directors of the Company believes this Plan will promote personal interest in the welfare of the Company by, and provide incentive to, the individuals who are primarily responsible both for the regular operations of and for shaping and carrying out the long term plans of the Company, thus facilitating the continued growth and financial success of the Company.

                             LEVEL 8 SYSTEMS, INC.
                     OUTSIDE DIRECTOR STOCK INCENTIVE PLAN
                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
SECTION 1 DEFINITIONS......................................................................................           1

SECTION 2 ADMINISTRATION...................................................................................           3

SECTION 3 ELIGIBILITY......................................................................................           3

SECTION 4 SHARES SUBJECT TO PLAN...........................................................................           3

SECTION 5 STOCK AWARDS.....................................................................................           3

SECTION 6 OPTION GRANTS....................................................................................           4

SECTION 7 TERM OF PLAN.....................................................................................           5

SECTION 8 INDEMNIFICATION OF BOARD.........................................................................           5

SECTION 9 AMENDMENT AND TERMINATION OF THE PLAN............................................................           5

SECTION 10 ADJUSTMENT IN SHARES OF COMMON STOCK............................................................           5

SECTION 11 COMPLIANCE WITH APPLICABLE LAW..................................................................           6

SECTION 12 RIGHT TO REMOVE DIRECTOR........................................................................           6

SECTION 12 GOVERNING LAW...................................................................................           6

                             SECTION 1 DEFINITIONS

    Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall, when used herein, have the meanings set forth below:

    1.1 "AFFILIATE" means (a) an entity that directly or through one or more intermediaries is controlled by the Company, and (b) any entity in which the Company has a significant equity interest, as determined by the Company.

    1.2  "BOARD OF DIRECTORS"  means the Board of Directors of the Company.

    1.3  "CHANGE IN CONTROL"  means any one of the following events

        (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any Subsidiary, any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee) and any present holder of common stock of the Company (the Company, all Subsidiaries, such employee benefit plans and trustees acting as trustees and such holders of common stock being hereafter referred to as the "Company Group"), but including a "group" as defined in Section 13(d)(3) of the Exchange Act (a "Person"), becomes the beneficial owner of shares of the Company having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares"); provided that no Change of Control will occur as a result of an acquisition of stock by the Company Group which increases, proportionately, the stock representing the voting power of the Company beneficially owned by such Person above thirty percent (30%) of the voting power of the Company, and provided further that if such Person acquires beneficial ownership of stock representing more than thirty percent (30%) of the voting power of the Company by reason of share purchases by the Company Group, and after such share purchases by the Company Group acquires any additional shares representing voting power of the Company, then a Change of Control shall occur;

        (b) the shareholders of the Company shall approve any merger or other business combination of the Company, sale of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity excluding for this purpose any shareholder owning directly or indirectly more than thirty percent (30%) of the shares of the other company involved in the merger;

        (c) within any 24-month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board of Directors or the board of directors of any successor to the Company, provided that any director who was not a director as of the effective date of this Plan shall be deemed to be an Incumbent Director if such director was elected to the Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (c); and provided further that any director elected to the Board of Directors to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an Incumbent Director; or

        (d) the dissolution or liquidation of the Company.

    1.4  "CODE"  means the Internal Revenue Code of 1986, as amended.

    1.5  "COMMON STOCK"  means the common stock of the Company, $.01 par value.

    1.6  "COMPANY"  means Level 8 Systems, Inc.

    1.7  "DIRECTOR"  means a member of the Board of Directors.

    1.8  "ELIGIBLE DIRECTOR"  means a Director who is not an Employee.

    1.9 "EMPLOYEE" means any person who is employed by the Company or an Affiliate for purposes of the Federal Insurance Contributions Act and any consultant retained to provide services (other than in the capacity of a director) to the Company or an Affiliate.

    1.10  "FAIR MARKET VALUE"  means, with respect to a share of Common Stock,

        (a) if the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the NASDAQ Stock Market, the average of the high and low price of the shares on the date in question, as such price is reported by the National Association of Securities Dealers through the NASDAQ Stock Market or any successor system. If there is no reported sale for the Common Stock on the date in question, then the average of the high and low price of the shares on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

        (b) if the Common Stock is at the time listed or admitted to trading on any national securities exchange, the average of the high and low price per share on the date in question on the securities exchange determined by the Board of Directors to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, the Fair Market Value shall be the average of the high and low price per share on the exchange on the last preceding date for which such quotation exists.

        (c) if the Common Stock is not publicly traded, the fair market value as determined by the Board of Directors.

    1.11 "OPTION" means a non-qualified stock option granted under the Plan to buy shares of Common Stock as set forth in Plan Section 6.

    1.12 "OPTION EXERCISE PRICE" means the per share purchase price for Common Stock subject to each Option granted under Section 6 which shall be one-hundred percent (100%) of the Fair Market Value of the Common Stock as of the date the Option is granted.

    1.13 "PLAN" means the Level 8 Systems, Inc. Outside Director Stock Incentive Plan.

    1.14 "STOCK OPTION AGREEMENT" means an agreement between the Company and an Eligible Director or other documentation evidencing an Option.

                            SECTION 2 ADMINISTRATION

    The Board of Directors shall have the authority in its sole discretion to interpret the Plan, to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan. All actions of the Board of Directors shall be final, conclusive, and binding. No member of the Board of Directors shall be liable for any action taken or decision made in good faith relating to the Plan.

                             SECTION 3 ELIGIBILITY

    Only Eligible Directors shall be eligible to receive Common Stock pursuant to Section 5 of the Plan and an Option pursuant to Section 6 of the Plan on the terms and subject to the restrictions hereinafter set forth.

                        SECTION 4 SHARES SUBJECT TO PLAN

    Subject to adjustment in accordance with Section 10, 120,000 shares of Common Stock (the Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to an election by an Eligible Director to receive Common Stock pursuant to Section 5 and Options granted pursuant to Section 6. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such Option shall again be available for purposes of the Plan.

                             SECTION 5 STOCK AWARDS

    5.1 Each Eligible Director may elect annually, in writing and in such form and at such time as the Board of Directors may direct, to receive any retainer, meeting and committee fees to be earned by such Director from the Company in the succeeding year in the form of Common Stock.

    5.2 Any election to receive Common Stock in lieu of fees shall be effective only if approved by the Board of Directors.

    5.3 An Eligible Director electing to receive Common Stock in lieu of fees will receive a number of shares of Common Stock equal to the result, rounded up to the nearest whole number, obtained by dividing the amount of the meeting, retainer and committee fees to which such Director would otherwise be entitled by 100% of the Fair Market Value of a share of Common Stock as of the date any such fees would otherwise have been paid. The Common Stock will be issued to any electing Eligible Director at such time as any retainer, committee or meeting fees would be payable to such Director had the Director not made an election to receive Common Stock in lieu of fees. Once made, any election by an Eligible Director to receive shares of Common Stock in lieu of fees is irrevocable.

                            SECTION 6 OPTION GRANTS

    6.1 Each individual who is an Eligible Director as of the effective date of the Plan shall be awarded an Option to purchase 12,000 shares of Common Stock as of that date and each individual who becomes an Eligible Director after the effective date of the Plan shall be awarded an Option to purchase 12,000 shares of Common Stock on the date of such Eligible Director's appointment or election to the Board of Directors (the "Initial Option").

    6.2 Subsequent to the grant of the Initial Option, each Eligible Director shall be granted an Option to purchase shares of Common Stock at such time as determined by the Board of Directors, in its sole discretion.

    6.3 All Options may be exercised to the extent vested; however, such Option shall not be exercisable after the expiration of ten (10) years from the date of the grant of the Option. Each Option awarded under the Plan shall become vested with respect to thirty-three and one-third percent (33 1/3%) of the shares of Common Stock at each anniversary of the Option grant date, beginning with the first anniversary thereof; provided, however, such Option will vest only if the Eligible Director continues to serve as a member of the Board of Directors. Notwithstanding the foregoing (but subject to the express provisions of any Stock Option Agreement), in the event of a Change in Control, any outstanding Options shall fully vest and become exercisable as of the date of such Change in Control.

    6.4 All Options may be exercised only by written notice to the Company which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Exercise Price for such shares in such manner as the Board of Directors may approve; provided, however, an Option may only be exercised with respect to whole shares of Common Stock. No shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Eligible Director. The holder of the Option, as such, shall have none of the rights of a stockholder.

    6.5 Each Option contemplated by this Section 6 shall be evidenced by a Stock Option Agreement which shall incorporate the applicable terms of the Plan. The terms of each Stock Option Agreement shall provide: (a) that the per share purchase price for each share of Common Stock subject to the Option shall be the Option Exercise Price; (b) that any nonvested Options shall terminate immediately on the date upon which an Eligible Director ceases to be Director; and (c) that any vested Options shall be exercisable no later than the earliest to occur of (i) three months after the date an Eligible Director ceases to be a Director for any reason; (ii) twelve (12) months after the date an Eligible Director ceases to be a Director if such cessation is by reason of his becoming disabled (within the meaning of Section 22(e)(3) of the Code) or his death; or
(iii) the tenth anniversary of the Option grant date.

    6.6 An Option shall not be transferable or assignable except by will, under the laws of descent and distribution, or, in its discretion, the Board of Directors may authorize all or a portion of the Options to be granted to an Eligible Director to be on terms which permit transfer by such Eligible Director to (a) the spouse, children or grandchildren or parents of the Eligible Director ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or limited liability company in which such Immediate Family Members are the only partners or members, provided that there is no consideration paid for any such transfer and subsequent transfers shall be prohibited except in accordance with the laws of descent and distribution, or by will. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, including, but not limited to, the vesting provisions in Section 6.3 and the termination provisions in Section 6.5.

                             SECTION 7 TERM OF PLAN

    The Plan shall be effective on the date hereof and shall continue to be effective until ten (10) years following the earlier of the effective date of the Plan, unless sooner terminated by the Board of Directors pursuant to Section 9 hereof.

                       SECTION 8 INDEMNIFICATION OF BOARD

    In addition to such other rights of indemnification that the members of the Board of Directors may have, each member of the Board of Directors shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by it in settlement thereof (provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Board member is liable for negligence or misconduct in the performance of his or her duties; provided that promptly after institution of the action, suit or proceeding the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Board member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Board member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.

                SECTION 9 AMENDMENT AND TERMINATION OF THE PLAN

    The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, or Directors are subject. No amendment or termination of the Plan shall adversely affect the rights of a Director without his consent with respect to Common Stock previously acquired under the Plan.

                SECTION 10 ADJUSTMENT IN SHARES OF COMMON STOCK

    10.1 If (a) the number of shares of Common Stock shall be increased or reduced by a change in par value, split-up, stock split, reverse stock split, reclassification, merger, consolidation, distribution of stock dividends or similar capital adjustments, or (b) the Company engages in a transaction for which the Board of Directors determines an adjustment is appropriate, then the Board of Directors may make an adjustment in the number and kind of shares of Common Stock available under the Plan, the number (including any maximum number of shares) and kind of shares for which grants are to be subsequently made to each Eligible Director and the number and kind of shares of Common Stock issuable pursuant to the provisions of the Plan, consistent with the effect of the change on existing shareholders of the Company.

    10.2 If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another corporation, or the sale of substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, each holder of an Option shall thereafter have the rights to receive upon the basis and upon the terms and conditions specified therein and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable had such reorganization, reclassification, consolidation, merger or sale not taken place.

                   SECTION 11 COMPLIANCE WITH APPLICABLE LAW

    Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock if such issuance would violate any applicable law or any applicable regulation or requirement of any securities or exchange or similar entity. Prior to the issuance of any shares of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Exchange Act of 1933. If at any time the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of any type of award, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any award or the issuance of shares of Common Stock pursuant to any award, such award shall not be made and the shares of Common Stock shall not be issued, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                      SECTION 12 RIGHT TO REMOVE DIRECTOR

    Nothing in the Plan or in any Stock Option Agreement shall confer upon any Eligible Director the right to continue as a Member of the Board of Directors or affect the right of the Company or any Affiliate to terminate an Eligible Director's directorship at any time.

                            SECTION 13 GOVERNING LAW

    The laws of the State of New York shall govern this Plan.

    IN WITNESS WHEREOF, the Company has caused the Plan to be executed as of the day and year first above written.

                                          LEVEL 8 SYSTEMS, INC.

                                          By:
                                          --------------------------------------

                                          Title:
                                          --------------------------------------

ATTEST:

---------------------------------------------

Title:
----------------------------------------

        [CORPORATE SEAL]

                                                                      APPENDIX H

                   EXCERPTS FROM THE COMPANY'S CURRENT REPORT
                     ON FORM 8-K FILED ON JANUARY 22, 1999

    In connection with the preparation of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998, the Company discussed with Grant Thornton whether the Company should recognize as revenue in the third quarter of 1998 $2.96 million the Company had billed Microsoft. The Company expressed the view that all of that revenue should be reflected in the third quarter. Grant Thornton expressed the view that none of that revenue should be reflected in the third quarter. After discussion, the Company deferred the recognition of all such revenue and indicated in the Form 10-Q that it was in the process of determining how long generally accepted accounting principles required the Company to continue to defer recognizing such revenue. Subject to the foregoing, there have been no disagreements with Grant Thornton regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

    In planning and performing the audit of the financial statements of the Company for the year ended December 31, 1997, Grant Thornton noted certain internal control structure matters that it considered reportable conditions under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters relating to significant deficiencies in the design or operation of the internal control structure that could adversely affect the organization's ability to record, process, summarize, and report financial data consistent with the assertions of management in the financial statements.

    On or about May 7, 1998, Grant Thornton provided the Company with an audit communications letter regarding such reportable conditions. These reportable conditions are discussed below.

    SOFTWARE SERVICE TRANSACTIONS. During 1997, the Company began entering into multi-year contracts that were non-cancelable or included significant cancellation penalties. To entice customers to sign for this extended period of time, the Company offered substantial discounts or free service periods. Grant Thornton recommended that the Company recognize the complexity of these arrangements and the need to address the effects on revenue recognition. Due to the unique circumstances surrounding these types of transactions, Grant Thornton stressed the importance of the Company's Chief Financial Officer reviewing these contracts on a case-by-case basis, with specific emphasis on ensuring proper revenue recognition by reviewing cancellation provisions and allocations of revenue and discounts to products covered by the contract. Grant Thornton identified that there were no standard agreements--each was separately negotiated and accordingly the terms of each agreement needed to be assessed for revenue recognition issues. Grant Thornton suggested that this made it difficult for the Company personnel to determine revenue recognition under SOP 91-1, and may become an even greater issue under SOP 97-2. Grant Thornton noted that accounting personnel of the Company appeared to be unaware of certain key transactions, or aspects of transactions, which may have been a result of a lack of adequate communication.

    CASH COLLECTIONS AND BILLINGS. Grant Thornton noted that cash collections had been "poor" throughout 1997 and early 1998. Grant Thornton identified a number of factors:

    - Lack of written documentation and purchase orders from customers to support sales, before the amount was invoiced.

    - Lack of communication between sales and accounting departments of delivery and payment terms, leading to problems when collection calls were made by the accounting staff.

    - Long lead times between performance of work and the sending of invoices to customers.

    Grant Thornton recommended that management of the Company develop formal credit and collection policies providing for regular follow-up communication with customers once accounts are 30 days past due. Grant Thornton also recommended that management of the Company consider using sales personnel to help with collections, in an appropriate manner. The Company paid commissions upon recognition of a sale, and Grant Thornton recommended that the Company consider payment only after the Company is paid. Grant Thornton also recommended that management develop an objective formula to determine the minimum amount of the allowance for doubtful accounts.

    During its audit of the Company for fiscal 1997, Grant Thornton noted items that gave rise to concerns encompassing the timeliness and efficiency of the Company's billing process and the accuracy of information provided to customers. According to Grant Thornton, lack of an efficient process had led to relatively large amounts being recorded as "unbilled" receivables. In addition, Grant Thornton noted that numerous problems were encountered when collecting amounts recorded as overdue with customers stating they had received invoices only days prior to the collection call. Grant Thornton suggested that systems should be implemented to ensure all expense claims and time sheets are received on a timely basis, and unbilled revenue should be maintained at zero or an insignificant amount.

    SOFTWARE DEVELOPMENT COSTS. FASB 86 requires that costs incurred internally in creating a computer software product shall be charged to expense when incurred as research and development until technological feasibility has been established for the product. Technological feasibility is established upon completion of a detailed program design or, in its absence, completion of a working model. Thereafter, all software production costs shall be capitalized and subsequently reports at the lower of unamortized cost or net realizable value. Capitalized costs are amortized based on current and future revenue for each product with an annual minimum equal to the straight-line amortization over the remaining estimated economic life of the product.

    Grant Thornton suggested that sensitive decisions relating to capitalization and amortization of software development costs should be documented and supported. All details, such as date of and rationale behind technological feasibility and the date of general availability for sale to the public, should be recorded.

    INSUFFICIENT ACCOUNTING PERSONNEL. According to Grant Thornton, staffing levels at the Company did not appear sufficient to deal with the growth in the Company's sales. In addition, the accounting clerk at the Company resigned effective December 31, 1997, which Grant Thornton suggested resulted in delays in performing routine accounting functions such as cash collections and billings as well as providing schedules required to complete the year-end audit.

    The Company's Chief Financial Officer performed or assisted in practically all of the Company's accounting functions, account reconciliations, general ledger posting, financial reporting and various others. Grant Thornton believed that by its involvement in such a myriad of activities, chances of errors were increased. Grant Thornton believed that priorities should be redirected from daily mundane bookkeeping chores to more important functions. Grant Thornton recommended that management perform a review of staffing levels at the Company and hire additional staff where required.

    LACK OF INTERNAL CONTROLS AND ACCOUNTING SYSTEMS--GENERAL. Grant Thornton reported that the size of the Company's accounting department precluded strict segregation of accounting functions and a detailed system of internal controls. Grant Thornton believed there were a number of areas in which controls and systems could be improved.

PROXY--COMMON STOCK
                             LEVEL 8 SYSTEMS, INC.
        PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                         OF STOCKHOLDERS--MAY 26, 1999

    STEVEN DMISZEWICKI and DENNIS MCKINNIE, or either of them, with full power of substitution, are hereby appointed proxies to vote all shares (unless a lesser number is specified on the other side) of Common Stock, par value $.01 per share of Level 8 Systems, Inc. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 26, 1999 at the Grand Hyatt New York, Park Avenue and Grand Central, New York, New York at 10:00 a.m., local time, and any adjournments thereof, with all powers the undersigned would possess if personally present, for (i) the election of directors, (ii) the approval of the issuance of shares of Common Stock through a Private Placement, (iii) the approval of a plan of merger to reincorporate the Company in Delaware, (iv) the approval of the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, (v) the approval of the amendment to the Company's Certificate of Incorporation to increase the adoption of the Company's International Employee Stock Purchase Plan, (ix) the adoption of the Company's Outside Directors Stock Incentive Plan, and (x) the ratification of the Company's independent public accountants as described in the Proxy Statement and in their discretion with respect to matters incident to the conduct of the meeting and matters as to which the Board of Directors does not know, as of a reasonable time before the solicitation of this proxy, are to be presented at the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR EACH OF PROPOSALS 1 THROUGH 10 AND IN THE DISCRETION OF THE PROXY HOLDER(S) WITH RESPECT TO OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING, INCLUDING ANY ADJOURNMENTS THEREOF.

No. 1      Proposal to elect Arie Kilman, Michel Berty, Robert M. Brill, Theodore Fine, Frank J. Klein, Lenny Recanati, and Samuel
           Somech as directors of the Company.
           / /  For  / /  Withheld  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)
No. 2      Proposal to approve the issuance of shares of Common Stock through a Private Placement.
                          / /  For                             / /  Against                             / /  Abstain
No. 3      Proposal to approve a plan of merger to reincorporate the Company under the laws of the State of Delaware.
                          / /  For                             / /  Against                             / /  Abstain
No. 4      Proposal to approve the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 40,000,000.
                          / /  For                             / /  Against                             / /  Abstain

                 (Continued and to be SIGNED on the Next Page)

No. 5      Proposal to approve the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 1,000,000 to 10,000,000.
                          / /  For                             / /  Against                             / /  Abstain
No. 6      Proposal to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Common Stock subject to awards under the plan from 1,400,000 shares to 2,600,000 shares.
                          / /  For                             / /  Against                             / /  Abstain
No. 7      Proposal to approve the adoption of the Level 8 Systems, Inc. Employee Stock Purchase Plan (U.S.).
                          / /  For                             / /  Against                             / /  Abstain
No. 8      Proposal to approve the adoption of the Level 8 Systems, Inc. International Stock Purchase Plan.
                          / /  For                             / /  Against                             / /  Abstain
No. 9      Proposal to approve the adoption of the Level 8 Systems, Inc. Outside Directors Stock Incentive Plan.
                          / /  For                             / /  Against                             / /  Abstain
No. 10     Proposal to ratify the appointment of PricewaterhouseCoopers L.L.P. as the Company's independent public accountants.
                          / /  For                             / /  Against                             / /  Abstain

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF PROPOSALS 1 THROUGH 10.

                                           Please mark and date the proxy and
                                           sign your name as it appears hereon.
                                           If executed by a corporation, a duly
                                           authorized officer must sign by name
                                           and title. Executors, administrators
                                           and trustees must so indicate when
                                           signing. If shares are held jointly,
                                           EACH holder must sign.
                                           Dated _________________________, 1999
                                           _____________________________________
                                           _____________________________________
                                              Signature(s) of Stockholder(s)